UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23211

PIMCO Flexible Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Annual Report

June 30, 2020

PIMCO Flexible Credit Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.312.2113. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Flexible Credit Income Fund’s Annual Report, which covers the 12-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. Finally, in July — after the reporting period ended — the

2	PIMCO INTERVAL FUNDS

European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 6.01%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 6.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -0.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 1.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.82%.

After initially rising, global equities experienced a sharp decline in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities rallied sharply in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the 12-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned 7.51% and global equities, as represented by the MSCI World Index, returned 2.84%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 6.98% and European equities, as represented by the MSCI Europe Index (in EUR), returned -5.48%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.39%.

Commodity prices were extremely volatile and generated mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices were relatively flat, whereas gold prices moved higher.

ANNUAL REPORT	JUNE 30, 2020	3

Letter from the Chair of the Board & President (Cont.)

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.22%, 2.32% and 0.07% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Flexible Credit Income Fund investment, please contact your financial adviser, or call the Fund’s shareholder servicing agent at (844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERVAL FUNDS

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the net asset value (“NAV”) of the Fund’s common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Consolidated Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

ANNUAL REPORT	JUNE 30, 2020	5

Important Information About the Fund (Cont.)

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

The Fund may invest, either directly or indirectly through its wholly-owned and controlled subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”). Any such Alt Lending ABS may be backed by consumer, residential or other loans. When acquiring and/or originating loans, or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny.

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a

6	PIMCO INTERVAL FUNDS

“Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, the Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the 1940 Act and are not subject to all of the investor protections of the 1940 Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this report and could adversely affect the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the repurchase of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that the Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund. As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of the Fund:

Fund Name	Fund Inception	Institutional Class	Class A-2	Class A-4*	Diversification Status

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	10/28/19	11/30/18	Diversified

*	Class A-4 was formerly called Class A.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Pacific Investment Management

ANNUAL REPORT	JUNE 30, 2020	7

Important Information About the Fund (Cont.)

Company LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at (844) 312-2113, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113. Prior to its use of Form N-PORT, the Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its

8	PIMCO INTERVAL FUNDS

investment strategies. Any new requirements, if adopted, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

On April 8, 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance and effective dates, with some requirements requiring compliance starting August 1, 2020 and others requiring compliance as late as February 1, 2023.

ANNUAL REPORT	JUNE 30, 2020	9

PIMCO Flexible Credit Income Fund	Institutional Class - PFLEX Class A-4 - PFFLX Class A-2 - PFALX

Allocation Breakdown as of June 30, 2020†§

Corporate Bonds & Notes	29.9%
Asset-Backed Securities	24.1%
Non-Agency Mortgage-Backed Securities	20.5%
Loan Participations and Assignments	16.2%
Short-Term Instruments	2.2%
Preferred Securities	2.1%
Sovereign Issues	1.9%
U.S. Government Agencies	1.7%
Other	1.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	Inception (2/22/17)
PIMCO Flexible Credit Income Fund Institutional Class	(9.43)%	2.81%
PIMCO Flexible Credit Income Fund Class A-2	(10.24)%	2.04%
PIMCO Flexible Credit Income Fund Class A-2 (adjusted)	(12.07)%	1.44%
PIMCO Flexible Credit Income Fund Class A-4	(10.16)%	2.03%
PIMCO Flexible Credit Income Fund Class A-4 (adjusted)	(12.84)%	1.10%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end was 3.92% for Institutional Class, 4.42% for Class A-2 shares and 4.67% for Class A-4 shares. As of June 30, 2020, the Fund’s Total Effective Leverage(1) was 42.72%.

[1]

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

10	PIMCO INTERVAL FUNDS

PIMCO Flexible Credit Income Fund	Institutional Class - PFLEX Class A-4 - PFFLX Class A-2 - PFALX

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets. The Fund utilizes a flexible asset allocation strategy among multiple public and private credit sectors, such as corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, and emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. commercial mortgage credit contributed to performance, as the asset class posted positive returns.

»	Exposure to investment grade corporate credit and bank capital contributed to performance, as the asset classes posted positive returns.

»	Exposure to bank loans and high yield bonds detracted from performance, as the asset classes posted negative returns.

»	Exposure to select emerging market debt including Argentinian debt detracted from performance, as the asset class posted negative returns.

»	Exposure to collateralized debt obligations and collateralized loan obligations detracted from performance, as the asset classes posted negative returns.

»	Interest rate hedges on the long end of the yield curve detracted from performance, as interest rates decreased.

ANNUAL REPORT	JUNE 30, 2020	11

Financial Highlights PIMCO Flexible Credit Income Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

06/30/2020	$10.09	$0.73	$(1.61)	$(0.88)	$(1.00)	$0.00	$(1.00)

06/30/2019	10.28	0.92	(0.10)	0.82	(1.01)	0.00	(1.01)

06/30/2018	10.32	0.71	0.00	0.71	(0.75)	0.00	(0.75)

02/22/2017 - 06/30/2017	10.00	0.19	0.25	0.44	(0.12)	0.00	(0.12)

Class A-2

10/28/2019 - 06/30/2020	9.82	0.40	(1.33)	(0.93)	(0.68)	0.00	(0.68)

Class A-4

06/30/2020	10.09	0.64	(1.60)	(0.96)	(0.92)	0.00	(0.92)

11/30/2018 - 06/30/2019	10.17	0.52	0.06	0.58	(0.66)	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

12	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.21	(9.21)%	$1,301,140	3.77%		3.78%		2.23%		2.24%		8.00%		17%

10.09	8.52	931,335	3.91		3.92		2.18		2.19		9.17		13

10.28	6.98	538,772	3.09		3.11		1.98		2.00		6.84		14

10.32	4.36	68,995	1.44	*	5.70	*	1.39	*	5.65	*	5.24	*	11

8.21	(9.77)	5,476	4.27	*	4.28	*	2.73	*	2.74	*	7.32	*	17

8.21	(9.95)	71,662	4.52		4.53		2.98		2.99		7.07		17

10.09	5.99	25,482	4.66	*	4.67	*	2.93	*	2.94	*	9.06	*	13

ANNUAL REPORT	JUNE 30, 2020	13

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

June 30, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,344,099

Financial Derivative Instruments
Exchange-traded or centrally cleared	247
Over the counter	2,853
Cash	30,843
Deposits with counterparty	15,605
Foreign currency, at value	3,385
Receivable for investments sold	117,494
Receivable for Fund shares sold	11,672
Interest and/or dividends receivable	18,708

Total Assets	2,544,906

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,017,543

Financial Derivative Instruments
Exchange-traded or centrally cleared	526
Over the counter	2,168
Payable for investments purchased	87,879
Payable for unfunded loan commitments	5,513
Deposits from counterparty	27,028
Distributions payable to common shareholders	23,476
Accrued management fees	2,373
Accrued servicing fees	44
Other liabilities	78

Total Liabilities	1,166,628

Net Assets	$1,378,278

Net Assets Consist of:

Par value^	$2
Paid in capital in excess of par	1,656,373
Distributable earnings (accumulated loss)	(278,097)

Net Assets	$1,378,278

Net Assets:

Institutional Class	$1,301,140
Class A-2	5,476
Class A-4	71,662

Common Shares Outstanding:

Institutional Class	158,557
Class A-2	667
Class A-4	8,733

Net Asset Value Per Common Share(a)

Institutional Class	$8.21
Class A-2	8.21
Class A-4	8.21

Cost of investments in securities	$2,580,411
Cost of foreign currency held	$3,318
Cost or premiums of financial derivative instruments, net	$6,294

* Includes repurchase agreements of:	$20,800

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Year Ended June 30, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$133,640
Dividends	4,940
Total Income	138,580

Expenses:

Management fees	25,676
Distribution and/or servicing fees - Class A-2	9
Distribution and/or servicing fees - Class A-4	415
Trustee fees and related expenses	119
Interest expense	18,086
Miscellaneous expense	648
Total Expenses	44,953
Waiver and/or Reimbursement by PIMCO	(132)
Net Expenses	44,821

Net Investment Income (Loss)	93,759

Net Realized Gain (Loss):

Investments in securities	(10,543)
Exchange-traded or centrally cleared financial derivative instruments	(30,259)
Over the counter financial derivative instruments	7,402
Short sales	(35)
Foreign currency	2,125

Net Realized Gain (Loss)	(31,310)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(212,926)
Exchange-traded or centrally cleared financial derivative instruments	21,348
Over the counter financial derivative instruments	(2,101)
Foreign currency assets and liabilities	1,327

Net Change in Unrealized Appreciation (Depreciation)	(192,352)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(129,903)

* Foreign tax withholdings	$20

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2020	15

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Year Ended June 30, 2020		Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$93,759		$66,782
Net realized gain (loss)	(31,310)		16,674
Net change in unrealized appreciation (depreciation)	(192,352)		(21,766)

Net Increase (Decrease) in Net Assets Resulting from Operations	(129,903)		61,690

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(121,644)		(72,837)
Class A-2	(150	)(a)	N/A
Class A-4	(5,519)		(197)

Total Distributions to Common Shareholders(b)	(127,313)		(73,034)

Common Share Transactions:*

Receipts for shares sold	796,946		494,570
Issued as reinvestment of distributions	26,786		13,212
Cost of shares repurchased	(145,055)		(78,393)
Net increase (decrease) resulting from common share transactions	678,677		429,389

Total Increase (Decrease) in Net Assets	421,461		418,045

Net Assets:

Beginning of year	956,817		538,772
End of year	$1,378,278		$956,817

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of Class A-2 was October 28th, 2019.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Year Ended June 30, 2020 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(129,903)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,510,953)
Proceeds from sales of long-term securities	615,497
(Purchases) Proceeds from sales of short-term portfolio investments, net	(58,420)
(Increase) decrease in deposits with counterparty	(7,097)
(Increase) decrease in receivable for investments sold	(114,391)
(Increase) decrease in interest and/or dividends receivable	(2,519)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(8,326)
Proceeds from (Payments on) over the counter financial derivative instruments	17,553
(Increase) decrease in reimbursement receivable from PIMCO	(49)
Increase (decrease) in payable for investments purchased	61,760
Increase (decrease) in payable for unfunded loan commitments	(4,373)
Increase (decrease) in deposits from counterparty	12,659
Increase (decrease) in accrued management fees	842
Increase (decrease) in accrued servicing fees	34
Proceeds from (Payments on) short sales transactions, net	(35)
Proceeds from (Payments on) foreign currency transactions	3,219
Net Realized (Gain) Loss
Investments in securities	10,543
Exchange-traded or centrally cleared financial derivative instruments	30,259
Over the counter financial derivative instruments	(7,402)
Short sales	35
Foreign currency	(2,125)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	212,926
Exchange-traded or centrally cleared financial derivative instruments	(21,348)
Over the counter financial derivative instruments	2,101
Foreign currency assets and liabilities	(1,327)
Net amortization (accretion) on investments	(14,268)
Net Cash Provided by (Used for) Operating Activities	(915,108)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	794,882
Payments on shares repurchased	(145,055)
Cash distributions paid*	(89,714)
Proceeds from reverse repurchase agreements	5,704,379
Payments on reverse repurchase agreements	(5,318,565)
Net Cash Received from (Used for) Financing Activities	945,927

Net Increase (Decrease) in Cash and Foreign Currency	30,819

Cash and Foreign Currency:

Beginning of year	3,409
End of year	$34,228
* Reinvestment of distributions	$26,786

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$19,006
Non Cash Payment in Kind	$1,197

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2020	17

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 170.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 27.5%

Advanz Pharma Corp.
6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$6,420	$5,963

Al Convoy (Luxembourg) SARL
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		154	147

Ancestry.com Operations, Inc.
4.750% (LIBOR03M + 3.750%) due 10/19/2023 ~		298	283
5.250% (LIBOR03M + 4.250%) due 08/27/2026 ~		193	183

Banijay Entertainment U.S. Holdings
TBD% due 03/04/2025 «		31	30

Boels Topholding BV
TBD% due 02/05/2027	EUR	3,500	3,792

Caesars Resort Collection LLC
2.928% (LIBOR03M + 2.750%) due 12/23/2024 ~		$15,936	14,281

Carnival Corp.
TBD% due 06/30/2025 «		1,700	1,649
TBD% due 06/30/2025	EUR	2,600	2,814

Clay Holdco BV
4.000% (EUR003M + 4.000%) due 10/30/2025 ~		3,461	3,744

Delta Air Lines, Inc.
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~		$1,200	1,181

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		9,580	8,502

DTEK Holdings Ltd.
TBD% due 08/01/2026	EUR	2,117	1,255

DTEK Investments Ltd.
5.750% (LIBOR03M + 5.000%) due 06/30/2023 ~		$5,846	3,464

Elanco Animal Health, Inc.
TBD% due 02/04/2027		263	252

Emerald TopCo, Inc.
4.260% (LIBOR03M + 3.500%) due 07/24/2026 ~		179	173

Envision Healthcare Corp.
3.928% (LIBOR03M + 3.750%) due 10/10/2025 ~		40,955	27,528

EyeCare Partners LLC
TBD% due 02/18/2027 µ		23	21
4.058% (LIBOR03M + 3.750%) due 02/05/2027 ~		97	88

Forest Park
5.780% due 12/11/2024 «		595	654

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Froneri International PLC
2.428% (LIBOR03M + 2.250%) due 01/29/2027 ~		$240	$227

Frontier Communications Corp.
5.350% - 6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~		12,984	12,711

Illuminate Buyer LLC
TBD% due 06/16/2027		1,000	987

Ingersoll Rand Co. Ltd.
1.928% (LIBOR03M + 1.750%) due 03/01/2027 ~		108	102

Innophos, Inc.
3.928% (LIBOR03M + 3.750%) due 02/04/2027 «~		46	45

Intelsat Jackson Holdings S.A.
6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		188	191
8.000% (PRIME + 4.750%) due 11/27/2023 ~		200	200

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~		41	39

LOPM 39 DE LLC
5.750% (LIBOR03M + 4.000%) due 06/03/2026 «~		35,000	33,807

McDermott Technology Americas, Inc.
3.178% (LIBOR03M + 3.000%) due 06/30/2025 «~		569	526
4.178% (LIBOR03M + 4.000%) due 06/30/2025 «~		2,244	2,009

Messer Industrie GmbH
2.808% (LIBOR03M + 2.500%) due 03/01/2026 ~		77	73

MH Sub LLC
4.572% (LIBOR03M + 3.750%) due 09/13/2024 ~		20	19

MLM 13648 2018-RLT1
8.000% due 12/01/2020 «(l)		46,343	45,537

NCI Building Systems, Inc.
3.941% (LIBOR03M + 3.750%) due 04/12/2025 ~		39	38

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «		1,807	1,843
0.000% - 2.000% due 10/25/2023 ^(e)		47,368	12,265
14.000% (LIBOR03M + 12.750%) due 10/07/2020 «~µ		13,897	14,244

Ortho-Clinical Diagnostics S.A.
3.429% (LIBOR03M + 3.250%) due 06/30/2025 ~		4,580	4,288

Otterham Property Finance Designated Activity Company
3.000% (EUR003M + 3.000%) due 09/03/2026 «~(l)(n)	EUR	36,680	39,974

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)		$200	218

Park Springs Apartments
7.000% due 02/01/2023 «		1,819	1,955

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~		94	93

Preylock Reitman Santa Cruz Mezz LLC
6.500% (LIBOR03M + 5.500%) due 11/09/2022 «~(l)		7,900	7,515

Project Anfora Senior
2.750% (EUR003M + 2.750%) due 06/30/2024 «~(l)(n)	EUR	39,292	42,820

PUG LLC
3.678% (LIBOR03M + 3.500%) due 02/12/2027 «~		$72	63

Refinitiv U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	995	1,099
3.428% (LIBOR03M + 3.250%) due 10/01/2025 ~		$795	779

Reynolds Consumer Products LLC
1.928% (LIBOR03M + 1.750%) due 02/04/2027 ~		100	96

Sequa Mezzanine Holdings LLC
6.000% (LIBOR03M + 5.000%) due 11/28/2021 ~		17,298	15,900
10% (LIBOR03M + 9.000%) due 04/28/2022 «~		15,431	11,264

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		267	262

Starfruit Finco BV
3.188% (LIBOR03M + 3.000%) due 10/01/2025 ~		274	258

Summer (BC) Holdco B SARL
5.331% (LIBOR03M + 4.750%) due 12/04/2026 «~		7,092	6,560

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~		322	309

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		14,064	10,091

U.S. Renal Care, Inc.
5.178% (LIBOR03M + 5.000%) due 06/26/2026 ~		170	164

Walgreens - Dallas
5.861% due 02/01/2025 «		1,132	1,252

Walgreens - Magnolia
6.000% due 03/06/2030 «		771	947

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		$1,106	$1,095

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		6,399	4,160

Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~		19,361	12,052
8.250% (PRIME + 5.000%) due 03/29/2021 «~		24,173	15,229

Zayo Group Holdings, Inc.
3.178% (LIBOR03M + 3.000%) due 03/09/2027 ~		499	474

Total Loan Participations and Assignments (Cost $443,142)			379,784

CORPORATE BONDS & NOTES 51.0%

BANKING & FINANCE 16.4%

Ally Financial, Inc.
8.000% due 11/01/2031 (n)		88	114
8.000% due 11/01/2031		2	3

Ambac LSNI LLC
6.000% due 02/12/2023 •(n)		9,670	9,579

Ardonagh Midco PLC
8.375% due 07/15/2023 (n)	GBP	29,843	38,452
8.625% due 07/15/2023 (n)		$200	209

Banco BTG Pactual S.A.
4.500% due 01/10/2025 (n)		400	393

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,300	377

Bank of Nova Scotia
4.900% due 06/04/2025 •(i)(k)(n)		$14,995	15,004

Barclays PLC
3.250% due 01/17/2033	GBP	100	131
5.875% due 09/15/2024 •(i)(k)(n)		1,200	1,352
7.125% due 06/15/2025 •(i)(k)(n)		4,100	5,037
7.250% due 03/15/2023 •(i)(k)(n)		6,585	8,128
7.750% due 09/15/2023 •(i)(k)(n)		$2,410	2,450
7.875% due 09/15/2022 •(i)(k)(n)	GBP	2,000	2,490
8.000% due 06/15/2024 •(i)(k)(n)		$1,000	1,037

CBL & Associates LP
4.600% due 10/15/2024 ^(e)		4	1

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	19

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.950% due 12/15/2026 ^(e)(n)		$10,231	$2,971

Charles Schwab Corp.
5.375% due 06/01/2025 •(i)(n)		1,300	1,392

CIT Group, Inc.
5.000% due 08/15/2022 (n)		1,000	1,024

Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(k)(n)		200	206
7.500% due 07/17/2023 •(i)(k)(n)		200	208

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		72	66

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		69	64

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	6	7

ESH Hospitality, Inc.
4.625% due 10/01/2027 (n)		$97	91

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030 (n)		5,300	5,721

Farringdon Mortgages
4.280% due 07/15/2047	GBP	5,675	5,287

Fidelity National Financial, Inc.
3.400% due 06/15/2030 (n)		$1,000	1,043

Ford Motor Credit Co. LLC
3.200% due 01/15/2021		1,000	990
3.350% due 11/01/2022		300	287
3.470% due 04/05/2021		400	395

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		471	426

GE Capital Funding LLC
4.400% due 05/15/2030 (n)		2,200	2,290

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (n)		300	305

Highwoods Realty LP
3.050% due 02/15/2030		100	100

HSBC Holdings PLC
4.750% due 07/04/2029 •(i)(k)	EUR	300	320
5.875% due 09/28/2026 •(i)(k)(n)	GBP	1,600	1,948
6.000% due 09/29/2023 •(i)(k)	EUR	570	668
6.500% due 03/23/2028 •(i)(k)		$340	349

Hunt Cos., Inc.
6.250% due 02/15/2026		14	13

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		200	199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
5.750% due 11/16/2026 •(i)(k)(n)		$600	$596

Kilroy Realty LP
3.050% due 02/15/2030		100	99

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		71	57

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(k)(n)		1,910	1,983
7.625% due 06/27/2023 •(i)(k)(n)	GBP	200	254
7.875% due 06/27/2029 •(i)(k)(n)		10,084	13,932

Navient Corp.
5.625% due 01/25/2025		$139	121
5.875% due 03/25/2021		600	591
6.150% due 03/10/2021 (n)		600	590
7.250% due 09/25/2023 (n)		9,526	9,340

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		300	295
2.201% (US0003M + 0.890%) due 01/13/2022 ~		100	96

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (n)		3,452	3,527

Piper Jaffray Cos.
4.740% due 10/15/2021 (n)		800	782
5.200% due 10/15/2023 (n)		2,900	2,835

Regency Centers LP
2.950% due 09/15/2029 (n)		100	102

Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 •(i)(k)(n)		6,325	6,996

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(k)(n)	GBP	11,766	14,920
7.375% due 06/24/2022 •(i)(k)(n)		5,871	7,458

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(k)(n)		$200	199
7.375% due 10/04/2023 •(i)(k)(n)		700	706

Spirit Realty LP
3.400% due 01/15/2030		100	95

Springleaf Finance Corp.
5.625% due 03/15/2023 (n)		2,100	2,130
6.875% due 03/15/2025 (n)		4,125	4,242

Stearns Holdings LLC
5.000% due 11/05/2024		103	62
9.375% due 08/15/2020 ^«		3,898	0

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SVB Financial Group
3.125% due 06/05/2030 (n)		$700	$751

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	95	156
5.661% due 10/13/2041		98	164
5.744% due 04/13/2040 (n)		109	181
5.801% due 10/13/2040 (n)		457	770

TP ICAP PLC
5.250% due 05/29/2026		100	137

Unique Pub Finance Co. PLC
7.395% due 03/28/2024		1,181	1,524

Uniti Group LP
7.875% due 02/15/2025 (n)		$26,559	27,001

Uniti Group, Inc.
6.000% due 04/15/2023 (n)		2,000	1,956

VEREIT Operating Partnership LP
4.625% due 11/01/2025 (n)		100	108

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (n)		13,205	9,687

			225,570

INDUSTRIALS 28.4%

AA Bond Co. Ltd.
2.875% due 07/31/2043 (n)	GBP	8,893	10,732

Adient U.S. LLC
9.000% due 04/15/2025 (n)		$400	433

Aker BP ASA
3.750% due 01/15/2030 (n)		175	165

Albertsons Cos., Inc.
3.500% due 02/15/2023		43	44
4.625% due 01/15/2027		19	19
4.875% due 02/15/2030		38	39

Altice Financing S.A.
2.250% due 01/15/2025 (n)	EUR	300	317
7.500% due 05/15/2026 (n)		$7,450	7,823

Altice France S.A.
7.375% due 05/01/2026 (n)		1,327	1,387

Arconic Corp.
6.000% due 05/15/2025 (n)		700	721
6.125% due 02/15/2028		62	62

Associated Materials LLC
9.000% due 01/01/2024 (n)		16,414	14,132

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		39	38

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)(n)		149	105

Boeing Co.
4.508% due 05/01/2023 (n)		796	841
4.875% due 05/01/2025 (n)		1,094	1,192
5.040% due 05/01/2027 (n)		876	976

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.150% due 05/01/2030 (n)	$1,535	$1,716
5.705% due 05/01/2040 (n)	2,172	2,464
5.805% due 05/01/2050 (n)	2,179	2,577
5.930% due 05/01/2060 (n)	3,679	4,366

Bombardier, Inc.
5.750% due 03/15/2022 (n)	100	74
6.000% due 10/15/2022 (n)	804	565
6.125% due 01/15/2023 (n)	4,113	2,833
7.500% due 12/01/2024 (n)	2,678	1,748
7.500% due 03/15/2025 (n)	3,513	2,304
7.875% due 04/15/2027 (n)	4,227	2,776
8.750% due 12/01/2021 (n)	122	100

Broadcom, Inc.
4.150% due 11/15/2030 (n)	1,350	1,472
4.300% due 11/15/2032 (n)	1,858	2,056

Camelot Finance S.A.
4.500% due 11/01/2026	13	13

CCO Holdings LLC
4.500% due 08/15/2030 (n)	339	347
4.750% due 03/01/2030 (n)	326	334

Charter Communications Operating LLC
4.800% due 03/01/2050 (n)	402	457

Citrix Systems, Inc.
3.300% due 03/01/2030 (n)	156	167

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (n)	388	361

Colt Merger Sub, Inc.
5.750% due 07/01/2025 (c)	2,100	2,116
6.250% due 07/01/2025 (c)	8,000	7,958

Community Health Systems, Inc.
6.250% due 03/31/2023 (n)	19,312	18,229
6.625% due 02/15/2025 (n)	2,586	2,437
8.000% due 03/15/2026 (n)	5,637	5,334
8.625% due 01/15/2024 (n)	5,585	5,479

Connect Finco SARL
6.750% due 10/01/2026 (n)	104	98

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025 (n)	131	123

Corning, Inc.
5.450% due 11/15/2079 (n)	141	169

Dell International LLC
6.200% due 07/15/2030 (n)	100	117

Delta Air Lines, Inc.
7.000% due 05/01/2025 (n)	8,600	8,886
7.375% due 01/15/2026 (n)	3,788	3,669

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (n)	1,248	1,199

DISH DBS Corp.
5.875% due 07/15/2022	16	16

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)	13,967	13,266

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	21

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (n)		$3,500	$3,789

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030 (n)		200	216
4.700% due 05/07/2050 (n)		400	459

Energizer Holdings, Inc.
4.750% due 06/15/2028 (c)		1,600	1,573

Energy Transfer Operating LP
2.900% due 05/15/2025 (n)		75	77
3.750% due 05/15/2030 (n)		164	162
5.000% due 05/15/2050 (n)		149	141

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		2,557	1,224

Exela Intermediate LLC
10.000% due 07/15/2023		13	3

Expedia Group, Inc.
6.250% due 05/01/2025 (n)		4,500	4,815
7.000% due 05/01/2025 (n)		2,100	2,188

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		1,150	1,087
6.875% due 03/01/2026 (n)		768	729

Fresh Market, Inc.
9.750% due 05/01/2023		50	44

Frontier Finance PLC
8.000% due 03/23/2022	GBP	5,400	6,923

Full House Resorts, Inc.
8.575% due 01/31/2024		$9,850	9,475
9.738% due 02/02/2024		832	800

Gap, Inc.
8.375% due 05/15/2023 (n)		1,500	1,640
8.625% due 05/15/2025 (n)		6,900	7,336
8.875% due 05/15/2027 (n)		3,600	3,877

Gartner, Inc.
4.500% due 07/01/2028 (n)		1,300	1,318

General Electric Co.
4.350% due 05/01/2050 (n)		4,400	4,368
5.875% due 01/14/2038 (n)		22	25
6.150% due 08/07/2037 (n)		73	85
6.875% due 01/10/2039 (n)		21	26

Greene King Finance PLC
2.273% (BP0003M + 2.080%) due 03/15/2036 ~	GBP	200	191

Griffon Corp.
5.750% due 03/01/2028		$24	24

HCA, Inc.
3.500% due 09/01/2030 (n)		160	154

Hilton Domestic Operating Co., Inc.
5.375% due 05/01/2025 (n)		1,300	1,301
5.750% due 05/01/2028 (n)		1,300	1,319

iHeartCommunications, Inc.
6.375% due 05/01/2026 (n)		1,551	1,540
8.375% due 05/01/2027 (n)		854	784

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)(n)	EUR	300	$337

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)(n)		200	222

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)(n)		$682	695

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(n)		503	513

Illuminate Buyer LLC
9.000% due 07/01/2028		1,300	1,358

Innophos Holdings, Inc.
9.375% due 02/15/2028 (n)		248	244

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)(n)		200	51

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(n)		26,107	14,939
8.000% due 02/15/2024 (n)		658	668
8.500% due 10/15/2024 ^(e)(n)		23,492	14,200
9.750% due 07/15/2025 ^(e)(n)		3,268	2,013

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)(n)		12,151	881

Kraft Heinz Foods Co.
3.875% due 05/15/2027 (n)		3,212	3,361
4.250% due 03/01/2031 (n)		3,212	3,412
5.500% due 06/01/2050 (n)		3,212	3,435

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (n)		600	577

L Brands, Inc.
9.375% due 07/01/2025 (n)		1,800	1,807

Leidos, Inc.
4.375% due 05/15/2030 (n)		400	452

LifePoint Health, Inc.
4.375% due 02/15/2027		16	15

Marriott International, Inc.
4.625% due 06/15/2030		90	94

Mattel, Inc.
5.875% due 12/15/2027		14	15

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (n)		200	200

NCL Corp. Ltd.
3.625% due 12/15/2024 (n)		140	86
12.250% due 05/15/2024 (n)		7,980	8,382

Netflix, Inc.
3.625% due 06/15/2030 (n)	EUR	300	347
3.875% due 11/15/2029 (n)		905	1,071
4.625% due 05/15/2029		300	375
4.875% due 06/15/2030 (n)		$200	214
5.375% due 11/15/2029 (n)		86	95

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Noble Holding International Ltd.
7.875% due 02/01/2026		$486	$128

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (d)(n)	EUR	2,360	2,479

NXP BV
2.700% due 05/01/2025 (n)		$200	210
3.150% due 05/01/2027 (n)		300	319
3.400% due 05/01/2030 (n)		300	323

Occidental Petroleum Corp.
1.842% (US0003M + 1.450%) due 08/15/2022 ~(n)		2,100	1,933

Oracle Corp.
3.850% due 04/01/2060 (n)		200	235

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028 (n)		944	962
7.375% due 06/01/2025 (n)		386	393

Pacific Drilling SA
8.375% due 10/01/2023 (n)		794	201

Pan American Energy LLC
28.216% (BADLARPP) due 11/20/2020 ~	ARS	50,810	458

Par Pharmaceutical, Inc.
7.500% due 04/01/2027 (n)		$149	153

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(e)		440	13
6.000% due 05/16/2024 ^(e)		650	19
6.000% due 11/15/2026 ^(e)		430	12

Petroleos Mexicanos
2.750% due 04/21/2027 (n)	EUR	3,900	3,466
5.350% due 02/12/2028 (n)		$1,158	975
5.950% due 01/28/2031 (n)		7,930	6,554
6.350% due 02/12/2048 (n)		154	114
6.490% due 01/23/2027 (n)		130	119
6.500% due 03/13/2027 (n)		5,433	4,911
6.500% due 01/23/2029 (n)		998	872
6.750% due 09/21/2047 (n)		394	304
6.840% due 01/23/2030 (n)		5,190	4,560
6.950% due 01/28/2060 (n)		1,062	818
7.690% due 01/23/2050 (n)		190	158

Petronas Capital Ltd.
3.500% due 04/21/2030 (n)		800	891
4.550% due 04/21/2050 (n)		600	764
4.800% due 04/21/2060 (n)		600	827

Picasso Finance Sub, Inc.
6.125% due 06/15/2025 (n)		200	204

Platin 1426 GmbH
6.875% due 06/15/2023 (n)	EUR	4,280	4,544

Prime Security Services Borrower LLC
6.250% due 01/15/2028 (n)		$158	149

PTC, Inc.
3.625% due 02/15/2025		61	61
4.000% due 02/15/2028		31	31

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Radiate Holdco LLC
6.875% due 02/15/2023		$3	$3

Radiology Partners, Inc.
9.250% due 02/01/2028		110	104

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026 (n)	EUR	200	235

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (n)		$1,100	1,092
10.875% due 06/01/2023 (n)		4,500	4,627
11.500% due 06/01/2025 (n)		6,600	6,885

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030 (n)		1,732	1,916

Sands China Ltd.
3.800% due 01/08/2026 (n)		1,600	1,652
4.375% due 06/18/2030 (n)		1,300	1,359

Scientific Games International, Inc.
8.625% due 07/01/2025 (c)		1,700	1,593

Seagate HDD Cayman
4.125% due 01/15/2031 (n)		700	735

Sensata Technologies, Inc.
4.375% due 02/15/2030		52	52

Sirius XM Radio, Inc.
4.125% due 07/01/2030 (n)		2,800	2,773

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025 (n)		400	415

Southwest Airlines Co.
4.750% due 05/04/2023 (n)		1,000	1,033
5.125% due 06/15/2027 (n)		2,500	2,596
5.250% due 05/04/2025 (n)		900	950

Staples, Inc.
7.500% due 04/15/2026		18	14

TEGNA, Inc.
4.625% due 03/15/2028 (n)		359	332

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (n)		700	677

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023 (n)	EUR	400	419
2.200% due 07/21/2021 (n)		$421	413
2.800% due 07/21/2023 (n)		4,580	4,341
3.250% due 04/15/2022 (n)	EUR	300	337
6.000% due 01/31/2025 (n)		200	238

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		$3,422	3,787
5.750% due 09/30/2039 (n)		31,538	37,397

TransDigm, Inc.
5.500% due 11/15/2027		88	77

Transocean Pontus Ltd.
6.125% due 08/01/2025 (n)		115	101

Transocean, Inc.
7.250% due 11/01/2025 (n)		346	194
7.500% due 01/15/2026 (n)		190	105
8.000% due 02/01/2027		254	144

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	23

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		$29	$30

Triumph Group, Inc.
5.250% due 06/01/2022 (n)		97	83
6.250% due 09/15/2024 (n)		137	117

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (n)		113	117

United Group BV
3.125% due 02/15/2026 (n)	EUR	474	505
3.250% due 02/15/2026 •(n)		200	215
3.625% due 02/15/2028 (n)		500	529

Univision Communications, Inc.
5.125% due 02/15/2025 (n)		$890	841
6.625% due 06/01/2027 (n)		1,000	959
9.500% due 05/01/2025 (n)		900	958

Vail Resorts, Inc.
6.250% due 05/15/2025 (n)		400	420

Valaris PLC
5.750% due 10/01/2044 ^(e)(j)		257	20
7.750% due 02/01/2026 ^(e)		32	2

Vale Overseas Ltd.
6.875% due 11/21/2036 (n)		781	1,024
6.875% due 11/10/2039 (n)		275	360

ViaSat, Inc.
5.625% due 04/15/2027		18	18
6.500% due 07/15/2028 (n)		1,300	1,303

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		12,500	13,242

VMware, Inc.
4.650% due 05/15/2027 (n)		500	554

Western Midstream Operating LP
2.161% (US0003M + 0.850%) due 01/13/2023 ~		90	83
5.250% due 02/01/2050		60	52

Wyndham Destinations, Inc.
3.900% due 03/01/2023 (n)		90	84
4.625% due 03/01/2030 (n)		87	81
5.400% due 04/01/2024		12	12

Wynn Macau Ltd.
5.125% due 12/15/2029 (n)		400	389

YPF S.A.
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	12,950	120

Zayo Group Holdings, Inc.
4.000% due 03/01/2027 (n)		$994	945
6.125% due 03/01/2028 (n)		153	149

			390,563

UTILITIES 6.2%

AT&T, Inc.
3.500% due 06/01/2041 (n)		2,560	2,698

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 06/01/2051 (n)		$4,014	$4,207
3.850% due 06/01/2060 (n)		2,438	2,597

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025 (n)		200	196
4.625% due 02/04/2030 (n)		200	191

CenturyLink, Inc.
4.000% due 02/15/2027 (n)		122	118

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		434	257

Edison International
5.750% due 06/15/2027 (n)		78	90

Frontier Communications Corp.
8.000% due 04/01/2027		142	144

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(n)		425	364
6.350% due 12/01/2021 ^		38	32

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		6,936	5,722

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)(n)		389	425
3.250% due 09/15/2021 ^(e)		106	116
3.300% due 03/15/2027 ^(e)(n)		3,661	3,984
3.300% due 12/01/2027 ^(e)(n)		1,400	1,518
3.400% due 08/15/2024 ^(e)(n)		539	595
3.500% due 10/01/2020 ^(e)(n)		4,553	4,969
3.500% due 06/15/2025 ^(e)(n)		1,753	1,938
3.750% due 02/15/2024 ^(e)(n)		265	295
3.750% due 08/15/2042 ^(e)		26	27
3.850% due 11/15/2023 ^(e)(n)		797	888
4.000% due 12/01/2046 ^(e)		4	4
4.250% due 05/15/2021 ^(e)(n)		2,656	2,905
4.250% due 08/01/2023 (n)		1,642	1,878
4.300% due 03/15/2045 ^(e)		34	38
4.500% due 12/15/2041 ^(e)(n)		368	407
4.600% due 06/15/2043 ^(e)		20	23
4.650% due 08/01/2028		1,277	1,537
4.750% due 02/15/2044 ^(e)(n)		1,659	1,959
5.125% due 11/15/2043 ^(e)(n)		1,763	2,084
5.400% due 01/15/2040 ^(e)		22	26
5.800% due 03/01/2037 ^(e)(n)		8,276	9,896
6.050% due 03/01/2034 ^(e)(n)		4,833	5,770
6.250% due 03/01/2039 ^(e)(n)		945	1,131
6.350% due 02/15/2038 ^(e)(n)		1,116	1,338

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	100	108

Rio Oil Finance Trust
8.200% due 04/06/2028 (n)		$6,675	6,734
9.250% due 07/06/2024 (n)		4,172	4,276

Southern California Edison Co.
2.850% due 08/01/2029 (n)		30	32
3.650% due 02/01/2050 (n)		60	66
5.950% due 02/01/2038 (n)		100	133

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Communications, Inc.
6.000% due 11/15/2022 (n)	$194	$205

Sprint Corp.
7.125% due 06/15/2024 (n)	600	679
7.250% due 09/15/2021 (n)	890	934
7.625% due 02/15/2025 (n)	2,112	2,441
7.625% due 03/01/2026 (n)	4,832	5,715
7.875% due 09/15/2023 (n)	3,128	3,527

Talen Energy Supply LLC
6.625% due 01/15/2028	46	45

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)	148	128

Transocean Sentry Ltd.
5.375% due 05/15/2023 (n)	100	86

		85,476

Total Corporate Bonds & Notes (Cost $732,312)		701,609

CONVERTIBLE BONDS & NOTES 0.7%

INDUSTRIALS 0.7%

Caesars Entertainment Corp.
5.000% due 10/01/2024 (n)	971	1,636

NCL Corp. Ltd.
6.000% due 05/15/2024 (n)	4,000	5,346

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023 (n)	3,200	2,992

		9,974

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)	16	2

Total Convertible Bonds & Notes (Cost $9,033)		9,976

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	11

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	5	5

		16

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	145	146

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	$1,200	$61
7.467% due 06/01/2047	65	65

		126

Total Municipal Bonds & Notes (Cost $309)		288

U.S. GOVERNMENT AGENCIES 2.8%

Freddie Mac
0.000% due 02/25/2046 (b)(h)(n)	9,401	8,634
0.100% due 02/25/2046 (a)(n)	88,214	30
0.100% due 02/25/2046 (a)	19,701	12
0.700% due 11/25/2055 ~(a)(n)	65,689	4,828
2.079% due 11/25/2045 ~(a)(n)	24,637	3,003
3.935% due 07/15/2035 •	10,325	10,419
4.685% due 07/15/2035 •	11,800	11,914

Total U.S. Government Agencies (Cost $39,139)		38,840

NON-AGENCY MORTGAGE-BACKED SECURITIES 34.9%

Adjustable Rate Mortgage Trust
0.725% due 02/25/2036 •	55	35
1.185% due 10/25/2035 •(n)	2,543	2,243
1.205% due 11/25/2035 •	447	359
1.335% due 01/25/2035 •	3,700	3,335
1.985% due 02/25/2035 •	1,809	1,608

Anthracite Ltd.
5.678% due 06/20/2041	6,823	764

Ashford Hospitality Trust
2.285% due 04/15/2035 •	2,000	1,759

BAMLL Re-REMIC Trust
6.013% due 06/17/2050 ~	3,000	1,417

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	677	693

Banc of America Funding Trust
0.697% due 08/25/2047 ^~	2,105	1,656
0.948% due 10/25/2036 •	17,332	5,398
6.000% due 07/25/2036 ^(n)	925	861
10.767% due 02/27/2037 ~	2,455	2,377

Banc of America Mortgage Trust
3.515% due 06/25/2034 ~	289	235
3.611% due 07/20/2032 ~	155	144

Bancorp Commercial Mortgage Trust
3.935% due 08/15/2032 •(n)	4,100	3,578

BCAP LLC Trust
0.333% due 05/26/2037 ~	2,355	1,676
3.593% due 08/28/2037 ~(n)	10,995	7,023
6.500% due 06/26/2037 ~	2,159	893

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	25

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Commercial Mortgage Securities Trust
5.300% due 05/11/2039 ~	$2,648	$2,697
5.657% due 10/12/2041 ~	781	800

Braemar Hotels & Resorts Trust
1.435% due 06/15/2035 •	2,435	2,139

CD Mortgage Trust
5.688% due 10/15/2048 (n)	4,400	2,544

Chase Mortgage Finance Trust
3.648% due 03/25/2037 ^~	77	73

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.555% due 01/25/2036 •	4,739	2,661

Citigroup Commercial Mortgage Trust
5.482% due 10/15/2049 (n)	6,502	6,204
5.794% due 12/10/2049 ~	1,495	908

Citigroup Mortgage Loan Trust
3.569% due 11/25/2036 ~	758	613

Citigroup Mortgage Loan Trust, Inc.
4.576% due 08/25/2035 ~	3,417	3,020

Commercial Mortgage Loan Trust
6.252% due 12/10/2049 ~(n)	9,800	4,451

Commercial Mortgage Trust
1.380% due 10/10/2048 ~(a)	28,636	1,542
5.917% due 06/10/2044 ~(n)	6,534	6,530

Countrywide Alternative Loan Trust
0.375% due 07/25/2046 ^•(n)	2,711	2,475
0.395% due 05/25/2047 •(n)	7,344	4,142
0.425% due 12/25/2046 ^•	551	355
0.435% due 10/25/2046 •	713	666
0.580% due 12/20/2035 •	1,136	509
6.768% due 02/25/2035 ~	403	139

Countrywide Home Loan Mortgage Pass-Through Trust
0.885% due 05/25/2035 •(n)	5,997	3,614
0.885% due 05/25/2035 •	5,028	3,251
3.824% due 09/20/2036 ~	159	143

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~(n)	12,582	2,218
5.808% due 01/15/2049 ^~(e)	2,500	3,471
5.869% due 09/15/2040 ~(n)	3,687	1,766

Credit Suisse First Boston Mortgage Securities Corp.
3.750% due 12/25/2033 ~	599	548
4.965% due 02/15/2038 ~(n)	3,321	3,245
4.981% due 07/15/2037 ~	69	69
5.100% due 08/15/2038 ~(n)	4,893	4,690

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032	1,094	802

Credit Suisse Mortgage Capital Certificates
0.318% due 10/27/2036 •(n)	18,683	13,470
0.987% due 11/30/2037 ~(n)	4,400	3,816
3.647% due 11/27/2037 ~(n)	5,422	4,337
17.032% due 06/27/2037 ~	839	509

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/25/2036		$568	$296

CTDL Trust
3.000% due 05/25/2055 ~(n)		14,479	14,413
4.750% due 05/25/2055 ~(n)		894	855

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.768% due 09/28/2036 ~(n)		5,486	4,614

Dssv SARL
3.000% due 10/15/2024 «•(n)	EUR	45,598	49,692

European Residential Loan Securitisation DAC
1.993% due 03/24/2063 •		500	442
2.993% due 03/24/2063 •		1,100	911

Eurosail PLC
0.482% due 03/13/2045 «•		250	226
0.993% due 12/15/2044 •	GBP	4,614	4,688
1.543% due 06/13/2045 «•(n)		5,421	5,489
3.693% (BP0003M + 3.500%) due 06/13/2045 ~(n)		2,268	2,271
4.193% due 06/13/2045 •		1,781	1,647

Finsbury Square PLC
0.000% due 06/16/2070 •(c)		2,800	3,475

Fremont Home Loan Trust
2.285% due 01/25/2034 •		$1,883	1,503

GCAT LLC
3.721% due 06/25/2025 þ		30,000	30,076

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		1,429	1,575

GMAC Commercial Mortgage Securities, Inc. Trust
5.349% due 11/10/2045 ~		4,172	3,524

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	128	136

GS Mortgage Securities Corp. Trust
1.835% due 12/15/2036 •		$4,315	3,934
4.744% due 10/10/2032 ~		3,380	2,892
4.744% due 10/10/2032 ~(n)		2,440	1,941

GS Mortgage Securities Trust
5.622% due 11/10/2039		2,132	1,475

GSMSC Resecuritization Trust
4.168% due 09/26/2037 ~(n)		35,993	15,969

HarborView Mortgage Loan Trust
0.434% due 12/19/2036 ^•(n)		4,269	3,826
0.854% due 03/19/2035 •(n)		3,318	2,223

Hawksmoor Mortgage Funding
3.737% due 05/25/2053 •	GBP	3,166	3,781

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037 (n)		$7,972	4,358

InTown Hotel Portfolio Trust
2.235% due 01/15/2033 •		259	241

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~		$10,000	$2,047
5.411% due 05/15/2047		10,063	11,652
5.438% due 01/15/2049 ~		13,111	2,017
5.503% due 01/15/2049 ~		684	105
5.623% due 05/12/2045		1,153	1,033
5.855% due 06/12/2043 ~(n)		2,189	2,179
5.885% due 06/12/2043 ~		3,164	1,956
6.013% due 06/15/2049 ~(n)		15,741	6,982

JPMorgan Mortgage Trust
3.447% due 06/25/2036 ^~		13	11

JPMorgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)		8,548	2,379

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		400	45,768

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^(n)		6,756	3,811
6.286% due 04/15/2041 ~(n)		4,768	4,801

Mansard Mortgages PLC
4.168% due 10/15/2048 •	GBP	3,053	3,580

MASTR Adjustable Rate Mortgages Trust
3.998% due 04/25/2035 ~		$1,257	966

Merrill Lynch Mortgage Investors Trust
0.920% due 07/25/2029 •		895	825

Morgan Stanley Capital Trust
5.543% due 11/14/2042 ~(n)		7,500	5,967
6.215% due 06/11/2042 ~(n)		13,633	13,753
6.371% due 08/12/2041 ~		260	241

Morgan Stanley Resecuritization Trust
3.592% due 06/26/2046 ~(n)		7,840	5,848

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		80	77

Mortgage Funding PLC
3.393% due 03/13/2046 •	GBP	1,700	2,090

Motel 6 Trust
7.111% due 08/15/2024 •		$958	759

Mulcair Securities DAC
1.310% due 04/24/2071 •	EUR	1,800	1,963

Natixis Commercial Mortgage Securities Trust
3.185% due 11/15/2034 •		$1,826	1,580
4.185% due 11/15/2034 •		792	656

Nomura Resecuritization Trust
2.072% due 10/26/2036 •(n)		14,095	12,527
4.901% due 07/26/2035 ~		268	259

RBSSP Resecuritization Trust
0.868% due 10/26/2037 •		2,782	846

Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^		231	208

Residential Asset Securitization Trust
5.750% due 03/25/2037 ^		1,990	1,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
0.640% due 10/20/2035 •		$146	$132
0.820% due 10/20/2035 •		258	225
0.840% due 07/20/2033 •		99	90
1.645% due 12/20/2032 •		371	313

Structured Adjustable Rate Mortgage Loan Trust
0.715% due 12/25/2034 •		2,105	1,405
0.835% due 10/25/2035 •(n)		5,181	4,073

Structured Asset Mortgage Investments Trust
0.395% due 09/25/2047 ^•(n)		2,893	2,898

TBW Mortgage-Backed Trust
6.330% due 09/25/2036 þ		5,000	2,341

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 12/28/2050 •	EUR	12,100	10,765

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~		$1,538	1,496

WaMu Mortgage Pass-Through Certificates Trust
1.085% due 04/25/2045 •(n)		10,111	7,037
1.190% due 07/25/2045 •(n)		17,165	10,551
2.240% due 08/25/2046 •(n)		10,769	8,559
2.274% due 05/25/2047 •		2,816	1,092
3.640% due 05/25/2035 ~		510	272

Wells Fargo Mortgage-Backed Securities Trust
4.505% due 08/25/2035 ~		1,495	1,070

Total Non-Agency Mortgage-Backed Securities (Cost $503,078)			481,253

ASSET-BACKED SECURITIES 41.0%

555 Post Street
7.000% due 11/01/2021 «		1,000	1,012

Acacia CDO 5 Ltd.
2.114% due 11/08/2039 •		774	772
2.584% due 11/08/2039 •(n)		29,250	15,079

Accredited Mortgage Loan Trust
0.475% due 02/25/2037 •		5,235	3,136
6.000% due 10/25/2034 þ		1,863	1,597

ACE Securities Corp. Home Equity Loan Trust
0.465% due 04/25/2036 •		7,420	5,175
0.830% due 12/25/2035 •		2,805	1,968
1.145% due 08/25/2035 •		3,503	1,689

Aegis Asset-Backed Securities Trust
1.885% due 03/25/2035 •		3,100	370

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.335% due 09/25/2034 •		638	498

Alkali Europe SARL
3.000% due 05/15/2021 «•(n)	EUR	37,117	40,971

AMSR Trust
3.282% due 07/17/2037		$1,000	1,021
4.000% due 07/17/2037		2,500	2,286

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	27

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.028% due 07/17/2037		$1,000	$1,026
4.277% due 07/17/2037		1,750	1,799
5.245% due 07/17/2037		2,387	2,457

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.565% due 02/25/2036 •(n)		260	228

Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	2,250	956

Ballyrock CLO Ltd.
0.000% due 04/20/2031 ~		$29,803	11,558

Banco Bilbao Vizcaya Argentaria S.A.
0.261% due 03/22/2046 •	EUR	850	606

Bear Stearns Asset-Backed Securities Trust
0.835% due 08/25/2036 •(n)		$3,640	2,162

Belle Haven ABS CDO Ltd.
1.623% due 07/05/2046 •		96,561	121

Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~		4,066	1,162

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		6,994	5,446

Cardiff Auto Receivables Securitisation
2.318% due 09/16/2025 •	GBP	1,700	2,058

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		$2,900	725

CDC Mortgage Capital Trust
2.735% due 06/25/2034 •		659	562

Cedar Funding CLO Ltd.
0.000% due 04/20/2031 ~		12,000	7,124

Citigroup Mortgage Loan Trust
1.085% due 11/25/2045 •		2,756	1,557

Citigroup Mortgage Loan Trust, Inc.
1.325% due 02/25/2035 •		249	242

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~		1,838	1,786

Consumer Loan Underlying Bond Certificate Issuer Trust
18.374% due 10/15/2043 «~		6,896	6,265
18.508% due 12/15/2043 «~		8,571	7,652

Cornwallis
7.460% due 01/01/2022 «		176	186

Coronado CDO Ltd.
1.831% due 09/04/2038 •		2,386	1,449
6.000% due 09/04/2038		341	261

Countrywide Asset-Backed Certificates
0.505% due 02/25/2037 ^•		2,700	1,955
0.605% due 06/25/2036 •		3,767	2,146
0.620% due 01/25/2045 ^•(n)		3,400	2,607
0.625% due 06/25/2036 •		2,015	1,117
0.675% due 04/25/2036 •		2,000	1,264
0.825% due 02/25/2036 •		2,298	1,336
1.025% due 01/25/2036 •		3,291	1,855

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
2.060% due 10/25/2035 •(n)		$11,763	$8,972
2.285% due 08/25/2035 •		3,356	2,068

Countrywide Asset-Backed Certificates Trust, Inc.
2.360% due 07/25/2034 •		132	132

Crecera Americas LLC
5.563% due 08/31/2020 •		2,522	2,526

Credit Suisse First Boston Mortgage Securities Corp.
5.350% due 05/25/2035 þ		978	795

Credit-Based Asset Servicing & Securitization LLC
5.783% due 12/25/2036 þ		1,800	1,963
6.767% due 05/25/2035 þ		2,377	1,885

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ(n)		2,630	1,966

Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (h)		1,634	1,026

Driven Brands Funding LLC
3.786% due 07/20/2050 (c)		4,900	4,917

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		20	1,818
0.000% due 12/15/2025 «(h)		33	2,962

Fremont Home Loan Trust
0.505% due 02/25/2036 •(n)		10,037	5,268

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		172	146

Groupe Novasep
11.000% due 03/21/2022 «(l)		1,776	1,284

GSAMP Trust
0.465% due 05/25/2046 •		2,757	2,254
0.485% due 06/25/2036 •		7,042	4,496
0.625% due 12/25/2035 •(n)		6,795	3,826
0.965% due 09/25/2035 •(n)		4,094	2,609
1.085% due 07/25/2045 •		1,277	794
1.435% due 03/25/2034 ^•(n)		4,078	3,657
1.910% due 08/25/2034 •		1,349	1,320
1.935% due 12/25/2034 •(n)		8,398	5,971

Harley Marine Financing LLC
7.869% due 05/15/2043 «		2,000	1,093

Harvest CLO DAC
0.000% due 05/22/2029 ~	EUR	2,000	967

Helios Issuer LLC
2.980% due 06/20/2047		$5,300	5,340

Hout Bay Corp.
1.627% due 07/05/2041 •		14,602	3,307
1.827% due 07/05/2041 •		8,111	466
1.957% due 07/05/2041 •		3,290	156

Huntington CDO Ltd.
2.391% due 11/05/2040 •		16,455	16,068

Hyundai Auto Receivables Trust
1.000% due 12/15/2022 «		4,000	3,003

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Acquisition Trust
0.525% due 04/25/2036 •		$6,066	$4,123
4.852% due 11/25/2036 þ		2,298	2,603

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		200	30,438

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (n)		7,560	6,407

Lakeside CDO Ltd/Lakeside CDO, Inc.
2.488% due 01/03/2040 •		15,145	6,915
2.488% due 01/04/2040 •		18,263	8,335

LNR CDO Ltd.
2.324% due 02/28/2043 •		3,289	341

Long Beach Mortgage Loan Trust
0.375% due 02/25/2036 •		162	137
1.100% due 08/25/2035 •		1,550	1,222
1.310% due 06/25/2035 •(n)		15,070	11,607
2.060% due 04/25/2035 •		4,358	3,107

M360 Advisors LLC
6.121% due 07/24/2028 (n)		8,350	8,315

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	1,762	837

Marlette Funding Trust
0.000% due 07/17/2028 «(h)		$10	1,282
0.000% due 04/16/2029 «(h)		12	2,188
0.000% due 07/16/2029 «(h)		4	817
0.000% due 03/15/2030 «(h)		11	3,422

MASTR Asset-Backed Securities Trust
0.800% due 01/25/2036 •(n)		8,851	7,664
6.035% due 12/25/2032 •		521	332

Mercury CDO Ltd.
2.795% due 12/08/2040 •		9,400	7,755

Merrill Lynch Mortgage Investors Trust
1.055% due 05/25/2036 •(n)		7,664	5,931

Morgan Stanley ABS Capital, Inc. Trust
0.255% due 10/25/2036 •		269	155
0.890% due 11/25/2035 •		5,815	4,434
5.810% due 09/25/2033 •		1,579	1,287

Morgan Stanley Capital, Inc. Trust
0.555% due 01/25/2036 •		4,000	2,940

Morgan Stanley Home Equity Loan Trust
1.250% due 05/25/2035 •(n)		5,569	3,877

N-Star REL CDO Ltd.
0.593% due 02/01/2041 •		2,102	2,000

New Century Home Equity Loan Trust
0.655% due 02/25/2036 •(n)		7,000	5,154

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.595% due 11/25/2035 •(n)		12,645	6,588
1.265% due 09/25/2035 •		3,000	2,171

NovaStar Mortgage Funding Trust
1.070% due 01/25/2036 •		3,925	2,942

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Orient Point CDO Ltd.
1.707% due 10/03/2045 •(n)	$124,791	$51,703

Palisades CDO Ltd.
2.048% due 07/22/2039 •	15,700	6,720

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.655% due 01/25/2035 ^•	1,730	1,259
2.135% due 02/25/2035 •(n)	6,028	4,836

Plainfield Commons
7.330% due 03/01/2022 «	2,505	2,508

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •	4,200	2,967

Securitized Asset-Backed Receivables LLC Trust
1.160% due 12/25/2034 •	1,264	1,126
1.160% due 04/25/2035 •(n)	3,035	2,316

SG Mortgage Securities Trust
0.365% due 02/25/2036 •(n)	5,525	3,602

Sierra Madre Funding Ltd.
0.555% due 09/07/2039 •	18,350	16,689
0.815% due 09/07/2039 •	16,000	2,120
1.055% due 09/07/2039 •	8,500	1,114

SMB Private Education Loan Trust
0.000% due 09/15/2045 «(h)	15	1,627
0.000% due 09/18/2046 «(h)	10	5,068
0.000% due 10/15/2048 «(h)	15	8,200

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)	62	1,407
0.000% due 11/25/2026 «(h)	60	1,591

SoFi Professional Loan Program LLC
0.000% due 07/25/2040 «(h)	29	750
0.000% due 09/25/2040 (h)	4,400	1,529

South Coast Funding Ltd.
1.670% due 08/06/2039 •	27,125	12,754
3.870% due 08/06/2039 •	30,490	3

Stillwater Place
5.428% due 06/01/2024 «	1,995	2,081

Structured Asset Securities Corp.
1.385% due 02/25/2035 •	414	374

Structured Asset Securities Corp. Mortgage Loan Trust
0.385% due 06/25/2037 •(n)	3,300	2,122
0.415% due 02/25/2037 •(n)	9,579	6,232
0.425% due 01/25/2037 •(n)	7,800	4,408
0.445% due 05/25/2047 •	10,000	7,467
0.495% due 04/25/2036 •	4,743	3,773

Summer Street Ltd.
0.568% due 12/06/2045 •(n)	37,820	12,103

Terwin Mortgage Trust
4.133% due 07/25/2036 þ	454	372

Wells Fargo Home Equity Asset-Backed Securities Trust
2.735% due 11/25/2035 •	250	203

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	29

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westlake Automobile Receivables Trust
2.010% due 07/15/2025		$5,800	$5,815
2.760% due 01/15/2026		4,800	4,825

Westridge Business
7.420% due 01/01/2022 «		679	717

Total Asset-Backed Securities (Cost $657,985)			564,004

SOVEREIGN ISSUES 3.2%

Argentina Government International Bond
1.000% due 08/05/2021	ARS	2,955	27
3.380% due 12/31/2038 ^(e)(n)	EUR	2,680	1,146
3.875% due 01/15/2022 ^(e)		200	90
5.250% due 01/15/2028 ^(e)		700	300
7.820% due 12/31/2033 ^(e)		77	37
7.820% due 12/31/2033 ^(e)(n)		13,918	6,780
15.500% due 10/17/2026	ARS	47,041	171
16.000% due 10/17/2023		868	4
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~		53,196	459
30.022% (BADLARPP) due 10/04/2022 ~		3,184	39

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~		66,000	618
32.995% due 03/29/2024 ~		328,937	2,724

Autonomous Community of Catalonia
6.350% due 11/30/2041	EUR	450	825

Ghana Government International Bond
6.375% due 02/11/2027 (n)		$1,100	1,033
7.875% due 02/11/2035 (n)		1,100	1,001
8.750% due 03/11/2061		400	363

Guatemala Government International Bond
5.375% due 04/24/2032 (n)		600	665
6.125% due 06/01/2050 (n)		1,000	1,161

Israel Government International Bond
3.800% due 05/13/2060		200	233

Mexico Government International Bond
3.900% due 04/27/2025 (n)		1,100	1,181
4.750% due 04/27/2032 (n)		2,900	3,204
5.000% due 04/27/2051 (n)		2,900	3,135

Paraguay Government International Bond
4.950% due 04/28/2031 (n)		1,100	1,231

Provincia de Buenos Aires
28.192% due 04/12/2025	ARS	119,248	880
32.817% due 05/31/2022		10,280	82

South Africa Government International Bond
4.850% due 09/30/2029 (n)		2,200	2,091
5.750% due 09/30/2049 (n)		$1,800	1,570

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	$106
4.625% due 03/31/2025 (n)		2,200	2,473
5.200% due 02/16/2026 (n)		700	795
5.250% due 03/13/2030 (n)		$2,800	2,519
7.625% due 04/26/2029 (n)		2,400	2,533

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024 (n)		200	209

Ukraine Government International Bond
4.375% due 01/27/2030 (n)	EUR	3,304	3,201
7.750% due 09/01/2026 (n)		$1,400	1,463

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		85	5
8.250% due 10/13/2024 ^(e)		650	41
9.250% due 09/15/2027 ^(e)		65	4

Total Sovereign Issues (Cost $61,081)			44,399

		SHARES
COMMON STOCKS 1.5%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (f)		725,704	755

iHeartMedia, Inc. «(f)		542	4

iHeartMedia, Inc. ‘A’ (f)		40,383	337

			1,096

CONSUMER DISCRETIONARY 0.2%

Caesars Entertainment Corp. (f)		201,318	2,442

INDUSTRIALS 0.3%

McDermott International, Inc. «		992,454	3,672

Westmoreland Mining Holdings LLC «(f)(l)		63,729	478

			4,150

REAL ESTATE 0.3%

Uniti Group, Inc. «†(l)		544,155	4,822

UTILITIES 0.6%

TexGen Power LLC «		273,307	8,814

Total Common Stocks (Cost $26,755)			21,324

WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc. - Exp. 05/01/2039		263,015	2,196

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	286,876	$0

Total Warrants (Cost $4,771)		2,196

PREFERRED SECURITIES 3.6%

BANKING & FINANCE 3.5%

Banco Santander S.A.
6.250% due 09/11/2021 •(i)k)(n)	2,500,000	2,697

Nationwide Building Society
10.250% ~	141,500	27,440

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (i)(n)	15,003,000	17,987

		48,124

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 01/21/2021 •(i)	299,000	235

Sequa Corp. (12.000% PIK)
12.000% «(d)	969	725

		960

Total Preferred Securities (Cost $51,413)		49,084

SHORT-TERM INSTRUMENTS 3.7%

REPURCHASE AGREEMENTS (m) 1.5%
		20,800

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	55,270	$545

ARGENTINA TREASURY BILLS 0.1%
21.896% due 07/13/2020 - 10/29/2020 (g)(h)		99,223	961
30.365% due 08/28/2020 ~		36,596	353
32.786% due 09/18/2020 ~		13,600	129

			1,443

U.S. TREASURY BILLS 2.1%
0.139% due 07/23/2020 - 09/24/2020 (g)(h)(p)(r)		$28,557	28,554

Total Short-Term Instruments (Cost $51,393)			51,342

Total Investments in Securities (Cost $2,580,411)			2,344,099

Total Investments 170.1% (Cost $2,580,411)			$2,344,099

Financial Derivative Instruments (o)(q) 0.0% (Cost or Premiums, net $6,294)			406

Other Assets and Liabilities, net (70.1)%			(966,227)

Net Assets 100.0%			$1,378,278

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	31

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

†	Forward Commitment Transaction.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Groupe Novasep 11.000% due 03/21/2022	11/01/2019	$1,725	$1,284	0.09%
MLM LLC 8.000% due 12/01/2020	10/02/2018 - 11/14/2019	46,346	45,537	3.31
Otterham Property Finance Designated Activity Company 3.000% due 09/03/2026	09/26/2019	40,019	39,974	2.90
Preylock Reitman Santa Cruz Mezz LLC 6.500% due 11/09/2022	04/09/2018	8,091	7,515	0.55
Project Anfora Senior 2.750% due 06/30/2024	09/30/2019	42,731	42,820	3.11
Uniti Group, Inc.	03/13/2020	3,445	4,822	0.35
Westmoreland Mining Holdings LLC	04/09/2018 - 08/31/2018	726	478	0.04

		$143,083	$142,430	10.35%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.120%	06/30/2020	07/01/2020	$10,900	U.S. Treasury Notes 1.500% due 09/30/2024	$(11,116)	$10,900	$10,900
	0.130	06/30/2020	07/01/2020	6,100	U.S. Treasury Notes 0.250% due 06/15/2023	(6,221)	6,100	6,100
JPS	0.120	07/01/2020	07/02/2020	3,800	U.S. Treasury Bonds 3.000% due 11/15/2044	(3,881)	3,800	3,800

Total Repurchase Agreements						$(21,218)	$20,800	$20,800

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	2.694%	06/17/2020	07/17/2020		$	(21,838)	$(21,861)
BPS	0.050	06/08/2020	09/08/2020		EUR	(1,885)	(2,118)
	0.150	06/08/2020	09/08/2020			(7,850)	(8,821)
	0.250	06/05/2020	09/04/2020			(2,090)	(2,348)
	0.500	03/25/2020	TBD	(3)		(3,865)	(4,348)
	0.550	07/06/2020	09/09/2020		$	(9,209)	(9,209)

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.650%	05/06/2020	TBD	(3)	$	(83)	$(83)
	0.880	05/04/2020	07/06/2020			(7,434)	(7,444)
	0.880	05/05/2020	07/06/2020			(644)	(645)
	0.900	05/28/2020	08/28/2020		GBP	(9,685)	(12,011)
	1.200	04/16/2020	07/16/2020			(8,542)	(10,611)
	1.250	06/11/2020	08/11/2020		$	(6,849)	(6,854)
	1.250	06/15/2020	07/17/2020			(3,489)	(3,491)
	1.300	06/11/2020	08/11/2020			(706)	(707)
	1.400	06/11/2020	08/11/2020			(3,302)	(3,304)
	1.500	04/09/2020	07/08/2020		GBP	(955)	(1,188)
	1.550	05/06/2020	TBD	(3)	$	(1,697)	(1,701)
	1.550	05/28/2020	07/29/2020			(970)	(972)
	1.650	05/06/2020	TBD	(3)		(197)	(197)
	1.650	05/21/2020	07/21/2020			(4,356)	(4,364)
	1.650	05/29/2020	TBD	(3)		(2,848)	(2,852)
	1.685	02/12/2019	TBD	(3)		(8,422)	(8,441)
	1.850	05/08/2020	TBD	(3)		(4,380)	(4,392)
	1.850	05/18/2020	07/20/2020			(8,074)	(8,093)
	1.881	05/18/2020	08/21/2020			(5,703)	(5,716)
	1.950	05/18/2020	07/20/2020			(491)	(493)
	2.046	07/02/2020	08/06/2020			(6,506)	(6,506)
	2.130	05/01/2020	07/02/2020			(6,692)	(6,716)
	2.426	04/15/2020	07/15/2020			(1,241)	(1,247)
	2.469	04/13/2020	07/13/2020			(2,452)	(2,465)
BRC	1.350	03/25/2020	TBD	(3)		(615)	(617)
	1.668	06/05/2020	09/08/2020			(10,761)	(10,774)
	1.750	03/16/2020	TBD	(3)		(1,860)	(1,869)
	1.750	05/06/2020	TBD	(3)		(434)	(435)
	2.306	06/26/2020	09/29/2020			(1,942)	(1,943)
	2.313	06/08/2020	09/10/2020			(15,771)	(15,794)
	2.313	06/09/2020	09/10/2020			(11,849)	(11,866)
	2.363	05/28/2020	08/31/2020			(3,196)	(3,203)
	2.363	05/29/2020	09/01/2020			(9,738)	(9,759)
	2.500	03/17/2020	TBD	(3)		(1,311)	(1,321)
	2.818	06/05/2020	09/08/2020			(507)	(508)
CDC	0.500	07/06/2020	08/10/2020			(8,726)	(8,726)
	0.550	06/09/2020	07/13/2020			(374)	(374)
	0.600	05/11/2020	TBD	(3)		(492)	(492)
	0.600	06/01/2020	07/06/2020			(8,454)	(8,458)
	1.250	06/09/2020	09/09/2020			(2,643)	(2,645)
	1.300	05/20/2020	08/18/2020			(8,883)	(8,897)
CEW	1.150	06/30/2020	08/04/2020			(826)	(826)
	1.250	06/22/2020	07/27/2020			(5,374)	(5,375)
	1.300	06/30/2020	08/04/2020			(5,815)	(5,815)
	1.350	06/08/2020	09/09/2020			(2,127)	(2,129)
	1.350	06/10/2020	09/09/2020			(5,836)	(5,841)
CFR	(0.250)	03/03/2020	TBD	(3)	GBP	(1,020)	(1,263)
	1.500	06/03/2020	TBD	(3)	$	(442)	(442)
	2.250	06/26/2020	02/23/2021		EUR	(94,338)	(106,022)
CSG	1.000	06/22/2020	TBD	(3)	$	(154)	(154)
	1.250	06/22/2020	TBD	(3)		(2,381)	(2,382)
	1.500	06/03/2020	TBD	(3)		(1,171)	(1,172)
	1.750	06/03/2020	TBD	(3)		(15,445)	(15,466)
	1.750	06/22/2020	TBD	(3)		(9,778)	(9,782)
	2.000	05/01/2020	TBD	(3)		(377)	(378)
FOB	0.500	06/18/2020	TBD	(3)		(14,659)	(14,662)
	0.500	06/26/2020	TBD	(3)		(106)	(106)
	0.500	06/30/2020	TBD	(3)		(116)	(116)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	33

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.500%	06/03/2020	TBD	(3)	$	(487)	$(487)
GLM	2.002	06/25/2020	08/25/2020			(9,809)	(9,812)
	2.052	07/01/2020	10/02/2020			(33,151)	(33,151)
	2.757	06/29/2020	07/06/2020			(16,652)	(16,654)
GSC	0.050	05/04/2020	07/06/2020		EUR	(2,022)	(2,272)
	1.200	06/11/2020	07/13/2020		$	(3,472)	(3,474)
JML	0.100	04/16/2020	07/14/2020		EUR	(142)	(160)
	0.100	04/17/2020	07/17/2020			(678)	(762)
	0.150	04/28/2020	07/17/2020			(200)	(225)
	0.150	04/28/2020	TBD	(3)		(2,614)	(2,937)
	0.550	06/09/2020	09/09/2020		GBP	(4,517)	(5,600)
	0.600	05/28/2020	08/28/2020			(2,514)	(3,116)
	0.750	04/14/2020	07/14/2020			(8,460)	(10,500)
	0.750	04/15/2020	07/15/2020			(11,278)	(13,996)
	0.750	04/17/2020	07/17/2020			(4,141)	(5,139)
	0.750	04/23/2020	07/14/2020			(140)	(174)
	1.200	06/15/2020	07/15/2020		$	(9,026)	(9,031)
	2.818	05/04/2020	08/04/2020		GBP	(1,107)	(1,378)
MBC	2.150	05/22/2020	07/22/2020		$	(5,108)	(5,120)
	2.200	05/22/2020	07/22/2020			(5,710)	(5,724)
	2.500	05/06/2020	07/06/2020			(142)	(142)
	2.600	05/06/2020	07/06/2020			(1,327)	(1,332)
MEI	(0.100)	06/09/2020	07/09/2020		EUR	(3,319)	(3,729)
	1.400	06/12/2020	07/14/2020		$	(2,069)	(2,070)
MZF	1.990	06/19/2020	07/24/2020			(7,506)	(7,512)
NOM	0.650	06/22/2020	07/24/2020			(12,608)	(12,610)
	1.150	04/29/2020	TBD	(3)		(970)	(972)
	1.400	04/29/2020	TBD	(3)		(1,398)	(1,401)
	1.400	06/12/2020	07/17/2020			(1,804)	(1,806)
	1.750	06/22/2020	07/24/2020			(3,178)	(3,180)
	2.600	04/07/2020	TBD	(3)		(4,643)	(4,672)
	2.750	04/29/2020	TBD	(3)		(1,039)	(1,044)
RTA	1.374	05/21/2020	08/24/2020			(4,123)	(4,130)
	1.460	06/09/2020	09/09/2020			(6,279)	(6,285)
	2.137	04/28/2020	07/28/2020			(2,632)	(2,642)
	2.426	04/16/2020	07/16/2020			(380)	(382)
	2.469	04/15/2020	07/15/2020			(17,016)	(17,106)
	3.337	04/28/2020	07/28/2020			(362)	(364)
SBI	2.542	05/15/2020	08/13/2020			(10,338)	(10,372)
	2.687	05/04/2020	08/03/2020			(7,381)	(7,413)
	2.937	05/04/2020	08/03/2020			(1,696)	(1,705)
	2.991	04/24/2020	07/23/2020			(3,612)	(3,632)
	3.198	05/08/2020	08/06/2020			(5,728)	(5,755)
SCX	1.000	04/29/2020	TBD	(3)		(6,165)	(6,176)
	2.175	06/03/2020	09/03/2020		EUR	(24,788)	(27,897)
SOG	0.550	06/12/2020	07/17/2020		$	(27,376)	(27,384)
	0.600	05/07/2020	TBD	(3)		(522)	(522)
	0.600	05/11/2020	TBD	(3)		(78)	(78)
	0.650	06/11/2020	07/13/2020			(12,777)	(12,782)
	0.750	07/01/2020	TBD	(3)		(2,768)	(2,768)
	0.850	06/22/2020	07/27/2020			(14,148)	(14,151)
	0.950	06/19/2020	08/18/2020			(22,603)	(22,610)
	0.950	06/24/2020	08/18/2020			(3,236)	(3,236)
	1.150	05/27/2020	08/28/2020			(5,512)	(5,519)
	1.150	06/10/2020	09/09/2020			(8,881)	(8,887)
	1.250	05/12/2020	08/12/2020			(11,334)	(11,354)
	1.250	05/15/2020	08/13/2020			(5,581)	(5,590)
	1.250	05/15/2020	08/14/2020			(10,306)	(10,323)

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.250%	05/18/2020	08/17/2020		$	(748)	$(749)
	1.250	05/19/2020	08/18/2020			(15,860)	(15,884)
	1.300	04/22/2020	TBD	(3)		(32,704)	(32,787)
	1.300	05/01/2020	TBD	(3)		(6,781)	(6,796)
	1.300	05/11/2020	TBD	(3)		(252)	(252)
	1.300	06/19/2020	TBD	(3)		(123)	(123)
	1.300	06/22/2020	TBD	(3)		(2,258)	(2,259)
	2.181	05/20/2020	11/20/2020			(2,812)	(2,819)
	2.274	05/11/2020	11/12/2020			(13,059)	(13,101)
	2.306	05/04/2020	08/04/2020			(4,306)	(4,322)
	2.341	05/08/2020	11/03/2020			(5,945)	(5,966)
	2.450	03/24/2020	TBD	(3)		(3,045)	(3,066)
TDM	0.500	06/22/2020	TBD	(3)		(198)	(198)
UBS	0.100	06/12/2020	07/13/2020		EUR	(2,400)	(2,697)
	0.120	06/15/2020	07/15/2020			(546)	(614)
	0.250	05/11/2020	08/11/2020			(1,878)	(2,110)
	0.300	06/12/2020	07/13/2020			(1,590)	(1,786)
	0.550	06/03/2020	07/06/2020		$	(1,641)	(1,642)
	0.550	06/04/2020	07/06/2020			(2,467)	(2,468)
	0.550	07/06/2020	08/07/2020			(4,251)	(4,251)
	0.670	06/25/2020	07/24/2020		GBP	(7,684)	(9,522)
	0.800	05/11/2020	08/11/2020			(1,530)	(1,897)
	1.250	06/01/2020	07/01/2020		$	(2,176)	(2,178)
	1.250	06/09/2020	07/09/2020			(5,604)	(5,609)
	1.250	06/15/2020	07/15/2020			(4,032)	(4,034)
	1.250	06/17/2020	07/17/2020			(1,003)	(1,004)
	1.250	06/25/2020	07/27/2020			(3,674)	(3,675)
	1.250	07/01/2020	08/03/2020			(2,294)	(2,294)
	1.300	06/22/2020	07/23/2020			(13,367)	(13,372)
	1.300	06/25/2020	07/27/2020			(241)	(241)
	1.350	06/01/2020	07/01/2020			(9,615)	(9,626)
	1.350	07/01/2020	08/03/2020			(7,548)	(7,548)
	1.500	06/01/2020	07/01/2020			(130)	(131)
	1.500	06/09/2020	07/01/2020			(2,446)	(2,449)
	1.500	06/09/2020	07/09/2020			(705)	(706)
	1.500	06/15/2020	07/15/2020			(1,562)	(1,563)
	1.500	06/17/2020	07/01/2020			(5,650)	(5,653)
	1.500	06/17/2020	07/17/2020			(217)	(217)
	1.500	06/29/2020	07/31/2020			(581)	(581)
	1.500	07/01/2020	08/03/2020			(144)	(144)
	1.828	06/30/2020	07/31/2020			(3,331)	(3,331)
	1.830	06/26/2020	07/24/2020			(2,990)	(2,990)
	1.898	06/15/2020	09/15/2020		GBP	(1,598)	(1,981)
	1.928	06/03/2020	07/06/2020		$	(3,981)	(3,987)
	1.935	06/12/2020	07/13/2020			(8,904)	(8,913)
	2.000	03/26/2020	TBD	(3)		(15,184)	(15,266)
	2.000	06/26/2020	TBD	(3)		(2,477)	(2,477)
	2.685	06/12/2020	07/13/2020			(4,204)	(4,209)

Total Reverse Repurchase Agreements							$(1,017,543)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	35

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$17,000	$(21,861)	$0	$(4,861)	$34,366	$29,505
BPS	0	(127,337)	0	(127,337)	138,068	10,731
BRC	0	(58,089)	0	(58,089)	86,589	28,500
CDC	0	(29,592)	0	(29,592)	23,641	(5,951)
CEW	0	(19,986)	0	(19,986)	25,232	5,246
CFR	0	(107,727)	0	(107,727)	134,554	26,827
CSG	0	(29,334)	0	(29,334)	44,132	14,798
FOB	0	(15,371)	0	(15,371)	16,622	1,251
GLM	0	(59,617)	0	(59,617)	82,503	22,886
GSC	0	(5,746)	0	(5,746)	8,076	2,330
JML	0	(53,018)	0	(53,018)	71,858	18,840
JPS	3,800	0	0	3,800	(3,881)	(81)
MBC	0	(12,318)	0	(12,318)	18,159	5,841
MEI	0	(5,799)	0	(5,799)	6,765	966
MZF	0	(7,512)	0	(7,512)	11,026	3,514
NOM	0	(25,685)	0	(25,685)	32,352	6,667
RTA	0	(30,909)	0	(30,909)	38,184	7,275
SBI	0	(28,877)	0	(28,877)	39,834	10,957
SCX	0	(34,073)	0	(34,073)	46,501	12,428
SOG	0	(213,328)	0	(213,328)	250,675	37,347
TDM	0	(198)	0	(198)	213	15
UBS	0	(131,166)	0	(131,166)	164,879	33,713

Total Borrowings and Other Financing Transactions	$20,800	$(1,017,543)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(20,036)	$(225,161)	$(146,963)	$(126,435)	$(518,595)
Convertible Bonds & Notes	0	(3,180)	(4,130)	0	(7,310)
U.S. Government Agencies	0	(3,474)	(5,755)	(1,943)	(11,172)
Non-Agency Mortgage-Backed Securities	0	(32,554)	(81,845)	(106,022)	(220,421)
Asset-Backed Securities	0	(65,692)	(49,800)	(30,327)	(145,819)
Sovereign Issues	0	(7,039)	(2,348)	(19,311)	(28,698)
Preferred Securities	0	0	(10,931)	0	(10,931)

Total Borrowings	$(20,036)	$(337,100)	$(301,772)	$(284,038)	$(942,946)

Payable for reverse repurchase agreements(5)					$(942,946)

(n)	Securities with an aggregate market value of $1,315,310 and cash of $282 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(783,308) at a weighted average interest rate of 2.225%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(74,597) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond September Futures	09/2020	2	$(357)	$(1)	$1	$0

Total Futures Contracts				$(1)	$1	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	24.293%	$ 1,100	$(2)	$(392)	$(394)	$6	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	23.703	600	0	(221)	(221)	3	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	4.268	EUR 1,000	(160)	1	(159)	1	0

						$(162)	$(612)	$(774)	$10	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	Semi-Annual	06/21/2027	$	11,500	$(834)	$1,663	$829	$0	$(13)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,500	40	334	374	0	(3)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		58,100	(3,466)	11,412	7,946	0	(75)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		59,000	4,765	7,938	12,703	0	(101)
Pay(5)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		53,800	1,769	(73)	1,696	0	(124)
Receive(5)	3-Month USD-LIBOR	1.150	Semi-Annual	09/20/2050		24,300	55	(1,513)	(1,458)	212	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,400	81	(114)	(33)	0	(7)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		900	(1)	(34)	(35)	0	(1)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	(621)	(377)	5	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		13,500	(99)	(2,201)	(2,300)	19	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	14,990	156	(890)	(734)	0	(44)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		26,300	583	(3,841)	(3,258)	0	(158)

							$3,293	$12,060	$15,353	$236	$(526)

Total Swap Agreements							$3,131	$11,448	$14,579	$246	$(526)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	37

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1	$246	$247	$0	$0	$(526)	$(526)

(p)	Securities with an aggregate market value of $2,291 and cash of $14,306 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2020		EUR	7,480	$		8,460	$56	$0
	07/2020		GBP	3,195			3,976	17	0
	07/2020	$		1,264		EUR	1,116	0	(11)
BPS	07/2020		BRL	1,513	$		282	4	0
	07/2020		GBP	4,710			5,960	124	0
	07/2020		RUB	29,893			424	4	0
	07/2020	$		276		BRL	1,513	2	0
	07/2020			880		CLP	716,888	0	(7)
	08/2020		EUR	74,080	$		83,262	0	(27)
CBK	07/2020		BRL	1,513			276	0	(2)
	07/2020		EUR	69,691			77,438	0	(860)
	07/2020	$		284		BRL	1,513	0	(6)

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2020	$		1,970		GBP	1,572	$0	$(22)
	07/2020			79		PEN	271	0	(2)
	08/2020		BRL	1,513	$		284	6	0
	11/2020		MXN	5,192			228	6	0
GLM	07/2020		GBP	10,782			13,516	156	0
	07/2020		RUB	13,484			181	0	(7)
	07/2020	$		2,139		GBP	1,691	0	(44)
MYI	07/2020		GBP	63,865	$		78,970	0	(165)
	07/2020	$		2,218		EUR	1,975	1	0
	08/2020		GBP	79,289	$		97,275	0	(993)

Total Forward Foreign Currency Contracts								$376	$(2,146)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	Citigroup Commercial Mortgage Trust 5.482% due 10/15/2049	(0.500)%	Monthly	10/15/2049	$6,502	$390	$(92)	$298	$0
	GMAC Commercial Mortgage Securities, Inc. 5.349% due 11/10/2045	(0.125)	Monthly	11/10/2045	4,172	1,252	(605)	647	0
	Morgan Stanley Capital Trust 5.545% due 11/14/2042	(0.240)	Monthly	11/14/2042	7,500	1,350	182	1,532	0

						$2,992	$(515)	$2,477	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	Ukraine Government International Bond	5.000%	Quarterly	12/20/2022	5.228%	$3,100	$190	$(202)	$0	$(12)
GST	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	06/20/2022	2.501	340	(19)	9	0	(10)

							$171	$(193)	$0	$(22)

Total Swap Agreements							$3,163	$(708)	$2,477	$(22)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	39

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$73	$0	$0	$73	$(11)	$0	$0	$(11)	$62	$0	$62
BPS	134	0	0	134	(34)	0	0	(34)	100	0	100
BRC	0	0	0	0	0	0	(12)	(12)	(12)	0	(12)
CBK	12	0	0	12	(892)	0	0	(892)	(880)	748	(132)
GLM	156	0	0	156	(51)	0	0	(51)	105	0	105
GST	0	0	2,477	2,477	0	0	(10)	(10)	2,467	(2,190)	277
MYI	1	0	0	1	(1,158)	0	0	(1,158)	(1,157)	(630)	(1,787)

Total Over the Counter	$376	$0	$2,477	$2,853	$(2,146)	$0	$(22)	$(2,168)

(r)

Securities with an aggregate market value of $748 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	10	0	0	236	246

	$0	$10	$0	$0	$237	$247

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$376	$0	$376
Swap Agreements	0	2,477	0	0	0	2,477

	$0	$2,477	$0	$376	$0	$2,853

	$0	$2,487	$0	$376	$237	$3,100

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$526	$526

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,146	$0	$2,146
Swap Agreements	0	22	0	0	0	22

	$0	$22	$0	$2,146	$0	$2,168

	$0	$22	$0	$2,146	$526	$2,694

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(15)	$(15)
Swap Agreements	0	(969)	0	0	(29,275)	(30,244)

	$0	$(969)	$0	$0	$(29,290)	$(30,259)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,217)	$0	$(4,217)
Purchased Options	0	0	0	(1)	0	(1)
Swap Agreements	0	11,620	0	0	0	11,620

	$0	$11,620	$0	$(4,218)	$0	$7,402

	$0	$10,651	$0	$(4,218)	$(29,290)	$(22,857)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	41

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1)	$(1)
Swap Agreements	0	(327)	0	0	21,676	21,349

	$0	$(327)	$0	$0	$21,675	$21,348

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,661)	$0	$(1,661)
Swap Agreements	0	(440)	0	0	0	(440)

	$0	$(440)	$0	$(1,661)	$0	$(2,101)

	$0	$(767)	$0	$(1,661)	$21,675	$19,247

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$134,336	$245,448	$379,784
Corporate Bonds & Notes
Banking & Finance	0	225,570	0	225,570
Industrials	0	390,563	0	390,563
Utilities	0	85,476	0	85,476
Convertible Bonds & Notes
Industrials	0	9,974	0	9,974
Utilities	0	2	0	2
Municipal Bonds & Notes
Illinois	0	16	0	16
Texas	0	146	0	146
West Virginia	0	126	0	126
U.S. Government Agencies	0	38,840	0	38,840
Non-Agency Mortgage-Backed Securities	0	380,078	101,175	481,253
Asset-Backed Securities	0	430,216	133,788	564,004
Sovereign Issues	0	44,399	0	44,399
Common Stocks
Communication Services	1,092	0	4	1,096
Consumer Discretionary	2,442	0	0	2,442
Industrials	0	0	4,150	4,150
Real Estate	0	0	4,822	4,822
Utilities	0	0	8,814	8,814
Warrants
Communication Services	0	2,196	0	2,196
Preferred Securities
Banking & Finance	0	48,124	0	48,124
Industrials	0	235	725	960
Short-Term Instruments
Repurchase Agreements	0	20,800	0	20,800
Short-Term Notes	0	545	0	545
Argentina Treasury Bills	0	1,443	0	1,443
U.S. Treasury Bills	0	28,554	0	28,554

Total Investments	$3,534	$1,841,639	$498,926	$2,344,099

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1	$246	$0	$247
Over the counter	0	2,853	0	2,853

	$1	$3,099	$0	$3,100

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(526)	0	(526)
Over the counter	0	(2,168)	0	(2,168)

	$0	$(2,694)	$0	$(2,694)

Total Financial Derivative Instruments	$1	$405	$0	$406

Totals	$3,535	$1,842,044	$498,926	$2,344,505

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2020:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$113,021	$193,042	$(40,597)	$841	$263	$(28,701)	$13,800	$(6,221)	$245,448	$(15,535)
Non-Agency Mortgage-Backed Securities	45,801	54,545	(4,881)	7	78	(90)	5,715	0	101,175	(90)
Asset-Backed Securities	90,179	75,489	(19,569)	39	512	(26,779)	13,917	0	133,788	(27,008)
Common Stocks
Communication Services	0	0	0	0	0	0	4	0	4	0
Industrials	924	0	0	0	0	(446)	3,672	0	4,150	(446)
Real Estate	0	4,822	0	0	0	0	0	0	4,822	0
Utilities	10,727	0	0	0	0	(1,913)	0	0	8,814	(1,913)
Preferred Securities
Industrials	901	115	0	0	0	(291)	0	0	725	(291)

Totals	$261,553	$328,013	$(65,047)	$887	$853	$(58,220)	$37,108	$(6,221)	$498,926	$(45,283)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$174,462	Discounted Cash Flow	Discount Rate	1.380 - 9.020	6.745
	2,535	Other Valuation Techniques(2)	—	—	—
	12,052	Reference Instrument	Liquidity Discount	0.750	—
	56,399	Third Party Vendor	Broker Quote	63.000 - 108.750	81.769
Non-Agency Mortgage-Backed Securities	49,692	Discounted Cash Flow	Discount Rate	5.200	—
	51,483	Proxy Pricing	Base Price	80.500 - 16,860.000	11,661.406
Asset-Backed Securities	56,220	Discounted Cash Flow	Discount Rate	0.610 - 21.990	5.688
	6,265	Other Valuation Techniques(2)	—	—	—
	71,303	Proxy Pricing	Base Price	72.500 - 53,400.000	19,909.699

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

June 30, 2020

Category and Subcategory	Ending Balance at 06/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Common Stocks
Communication Services	$4	Other Valuation Techniques(2)	—	—	—
Industrials	478	Other Valuation Techniques(2)	—	—	—
	3,672	Third Party Vendor	Broker Quote	$3.700	—
Real Estate	4,822	Reference Instrument	Future Dividend Rate	5.230	—
Utilities	8,814	Indicative Market Quotation	Broker Quote	32.500	—
Preferred Securities
Industrials	725	Fundamental Valuation	Company Equity Value	$526,100,000.000	—

Total	$498,926

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

Notes to Financial Statements

June 30, 2020

1. ORGANIZATION

PIMCO Flexible Credit Income Fund (the “Fund”) is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on October 25, 2016. The Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. The Fund currently offers three classes of Common Shares: Institutional Class, Class A-2 and Class A-4. Institutional Class Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-2 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Prior to October 28, 2019, the Class A-4 Shares were designated as Class A Shares. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain

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Notes to Financial Statements (Cont.)

(loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions — Common Shares  Distributions from net investment income, if any, are declared daily and distributed to shareholders quarterly. The Fund intends to distribute each year all of its net

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investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

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Notes to Financial Statements (Cont.)

In March 2020, the FASB issued ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class less any liabilities by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from

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brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of

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Notes to Financial Statements (Cont.)

those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable

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in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Forward Commitment Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell forward commitments before the securities are delivered, which may result in a realized gain (loss).

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, the Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the U.S. Securities and Exchange Commission (“SEC”) or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading

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in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Fund may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Fund or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Fund believes that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If the Fund or its Subsidiaries are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Performance in securitized investment strategies can be

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impacted from benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management (“AUM”), and may not be a sustainable source of performance as the fund grows in size. Purchasing odd lot positions may also provide diversification benefits when funds have limited AUM as purchasing round lot positions can lead a fund to have more concentrated positions.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been

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paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity

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is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at June 30, 2020, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not

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represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous

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agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in

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Notes to Financial Statements (Cont.)

unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, the Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

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(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives

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clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of the Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Fund will account for derivative instruments at market value. For purposes of applying the Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit

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Notes to Financial Statements (Cont.)

event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below

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a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of such derivatives.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks associated with investment in the Fund are listed below.

Please see “Principal Risks of the Fund” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leveraging risk and credit risk. A buyer generally also will lose its investment and

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Notes to Financial Statements (Cont.)

recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Subsidiary Risk  is the risk that, to the extent the Fund invests through one or more Subsidiaries, the Fund would be exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries would not be registered as investment companies under the 1940 Act and may not be subject to all of the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For

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derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Risk  is the risk that the market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

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Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by the Manager will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Manager and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Municipal Bond Risk  is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely affect the Fund’s after-tax returns.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Rule 144A Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

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Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Notes to Financial Statements (Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely

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transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

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Notes to Financial Statements (Cont.)

Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rate shown in the table below:

Annual Rate(1)

All Classes	1.30%

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Distribution and Servicing Fees  PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of the Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with the Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management.

The Fund has adopted a Distribution and Servicing Plan for the Class A-2 and Class A-4 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-2 Common Shares or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase or

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hold Class A-2 and Class A-4 Common Shares. Because these fees are paid out of the Fund’s Class A-2 and Class A-4 Common Share assets on an ongoing basis, over time they will increase the cost of investments in Class A-2 and Class A-4 Common Shares and may cost a shareholder more than other types of sales charge. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A-2 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-2 Common Shares) is 0.50%. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A-4 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-4 Common Shares) is 0.75%.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended June 30, 2020, the Distributor retained $3,169 representing contingent deferred sales charges from the Trust.

(c) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by

ANNUAL REPORT	JUNE 30, 2020	75

Notes to Financial Statements (Cont.)

Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including, without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), as well as the Fund and PIMCO Flexible Municipal Income Fund (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Interval Funds and the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees (other than Mr. Kittredge) also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. The Fund pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through November 1, 2020, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s net assets attributable to Common Shares, (the “Expense Limit”). Under an expense limitation agreement, which, following the completion of the period ending November 1, 2020, renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed 0.07% of average net assets; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

76	PIMCO INTERVAL FUNDS

June 30, 2020

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$64,438	$112,522

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$15,633	$28,838	$1,490,515	$289,667

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

ANNUAL REPORT	JUNE 30, 2020	77

Notes to Financial Statements (Cont.)

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Flexible Credit Income Fund (Consolidated)

	Year Ended 06/30/2020				Year Ended 06/30/2019

	Shares		Amount		Shares	Amount

Receipts for shares sold

Institutional Class	79,604		$732,053		46,399	$469,492

Class A-2	691	(a)	6,341	(a)	N/A	N/A

Class A-4	6,164		58,552		2,508	25,078

Issued as reinvestment of distributions

Institutional Class	2,571		22,653		1,311	13,031

Class A-2	18	(a)	147	(a)	N/A	N/A

Class A-4	454		3,986		18	181

Cost of shares redeemed

Institutional Class	(15,947)		(141,458)		(7,808)	(78,393)

Class A-2	(42	)(a)	(321	)(a)	N/A	N/A

Class A-4	(411)		(3,276)		0	0

Net increase (decrease) resulting from Fund share transactions	73,102		$678,677		42,428	$429,389

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class A-2 was October 28th, 2019.

14. REPURCHASE OFFERING

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per Common Share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

78	PIMCO INTERVAL FUNDS

June 30, 2020

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

During the period ended June 30, 2020, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

August 7, 2019
Institutional Class	5%	2,768,642	2.82%
Class A-4	5	25,120	0.71

November 7, 2019
Institutional Class	5	3,890,526	3.43
Class A-4	5	265	0.00

February 5, 2020
Institutional Class	5	2,081,194	1.59
Class A-4	5	26,475	0.36

May 5, 2020
Institutional Class	5	7,370,480	4.83
Class A-2	5	41,520	6.28
Class A-4	5	36,552	0.45

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware limited liability company, were formed as wholly owned subsidiaries acting as investment vehicles for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so

ANNUAL REPORT	JUNE 30, 2020	79

Notes to Financial Statements (Cont.)

that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation as of the period end of the Subsidiaries.

Subsidiary	Date of Incorporation	Subscription Agreement	Subsidiary % of Consolidated Portfolio Net Assets

PFLEXLS I LLC	12/01/2017	01/09/2018	1.4%

CLM 13468 LLC	03/29/2018	04/30/2018	0.0

MLM 13648 LLC	04/03/2018	04/30/2018	3.3

16. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Flexible Credit Income Fund	$13,414	$0	$(200,423)	$(23,476)	$(67,612)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

80	PIMCO INTERVAL FUNDS

June 30, 2020

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain future and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, partnership adjustments, convertible preferred securities, Grantor Trust adjustments, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through June 30, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through June 30, 2020 and Ordinary losses realized during the period January 1, 2020 through June 30, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Credit Income Fund	$28,751	$38,861

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Flexible Credit Income Fund	$2,560,629	$68,556	$(269,823)	$(201,267)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain future and forward contracts, realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, partnership adjustments, convertible preferred securities, Grantor Trust Adjustments, and straddle loss deferrals.

For the fiscal years ended June 30, 2020 and June 30, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	June 30, 2020			June 30, 2019
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Flexible Credit Income Fund	$127,313	$0	$0	$73,034	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JUNE 30, 2020	81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Flexible Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Flexible Credit Income Fund and its subsidiaries (the “Fund”) as of June 30, 2020, the related consolidated statements of operations and cash flows for the year ended June 30, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights (consolidated) for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2020

We have served as the auditor of one or more investment companies in PIMCO Interval Funds since 2016.

82	PIMCO INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JML	JP Morgan Securities Plc
BOS	BofA Securities, Inc.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MEI	Merrill Lynch International
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CDC	Natixis Securities Americas LLC	MZF	Mizuho Securities USA
CEW	Canadian Imperial Bank of Commerce	NOM	Nomura Securities International Inc.
CFR	Credit Suisse Securities (Europe) Ltd.	RTA	RBC (Barbados) Trading Bank Corp.
CSG	Credit Suisse AG Cayman	SBI	Citigroup Global Markets Ltd.
FOB	Credit Suisse Securities (USA) LLC	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GSC	Goldman Sachs & Co. LLC	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	MXN	Mexican Peso
BRL	Brazilian Real	PEN	Peruvian New Sol
CLP	Chilean Peso	RUB	Russian Ruble
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	PRIME	Daily US Prime Rate
EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	PIK	Payment-in-Kind
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

ANNUAL REPORT	JUNE 30, 2020	83

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Flexible Credit Income Fund	0.00%	3.11%	$127,313	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

84	PIMCO INTERVAL FUNDS

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended June 30, 2020 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2020	$0.1926	$0.0000	$0.0000	$0.1926

June 2020	$0.1947	$0.0000	$0.0000	$0.1947

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2020	$0.1683	$0.0000	$0.0000	$0.1683

June 2020	$0.1702	$0.0000	$0.0000	$0.1702

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2020	$0.1746	$0.0000	$0.0000	$0.1746

June 2020	$0.1765	$0.0000	$0.0000	$0.1765

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	JUNE 30, 2020	85

Changes to Board of Trustees

(Unaudited)

Effective June 11, 2020, the Board of Trustees appointed Mr. Joseph B. Kittredge, Jr. to the Board as a Trustee of the Fund.

86	PIMCO INTERVAL FUNDS

Dividend Reinvestment Plan

(Unaudited)

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

ANNUAL REPORT	JUNE 30, 2020	87

Management of the Fund

The chart below identifies Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 33-PIMCO.

Trustees

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Since inception.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	84	None

Sarah E. Cogan 1956	Trustee	Since January 2019.	Of Counsel, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	83	None

James A. Jacobson 1945	Trustee	Since inception.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	84	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	Trustee	Since inception.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	84	None

Joseph B. Kittredge, Jr. 1954	Trustee	Since 2020.	Retired. Formerly, General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013)	29	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

88	PIMCO INTERVAL FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

William B. Ogden, IV 1945	Trustee	Since inception.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	83	None

Alan Rappaport 1953	Trustee	Since inception.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	83	None

Interested Trustees

David N. Fisher** 1968	Trustee	Since January 2019.	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	28	None

John C. Maney*** 1959	Trustee	Since inception.	Consultant to PIMCO (since January 2020); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	28	None

*	Under the Fund’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement.
**

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

***

Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

ANNUAL REPORT	JUNE 30, 2020	89

Management of the Fund (Cont.)

Officers

Name, Address and Year of Birth*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since May 2019	Executive Vice President, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan Leshaw[1] 1980	Chief Legal Officer	Since May 2019	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since May 2019	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since May 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since December 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil[1] 1969	Vice President	Since inception	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jeffrey A. Byer[1] 1976	Vice President	Since January 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

90	PIMCO INTERVAL FUNDS

(Unaudited)

Name, Address and Year of Birth*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Brian J. Pittluck[1] 1977	Vice President	Since January 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bradley A. Todd[1] 1960	Treasurer	Since May 2019	Senior Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Consultant, EY.

Erik C. Brown 1967	Assistant Treasurer	Since inception	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since May 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Assistant Treasurer	Since March 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since inception	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since inception	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Assistant Treasurer	Since May 2019	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Deputy Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and VIT.

H. Jessica Zhang 1973	Assistant Treasurer	Since January 2020	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2020.
[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	JUNE 30, 2020	91

Approval of Investment Management Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”) of PIMCO Flexible Credit Income Fund (the “Fund”), voting separately, annually approve any continuation of the Amended and Restated Investment Management Agreement between the Fund and Pacific Investment Management Company LLC (“PIMCO”) (the “Investment Management Agreement”). At a meeting held by videoconference1 on June 11, 2020 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of the Investment Management Agreement for an additional one-year period commencing on August 1, 2020. In addition, the Board considered and unanimously approved the continuation of the Investment Management Agreements between PIMCO and each of PFLEXLS I LLC, MLM 13648 LLC and CLM 13648 LLC, each a wholly-owned subsidiary of the Fund (each, a “Wholly-Owned Subsidiary” and, collectively, the “Wholly-Owned Subsidiaries”) (collectively, the “Subsidiary Agreement” and, together with the Investment Management Agreement, the “Agreements”), each for the same additional one-year period.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreements also involved multiple planning discussions and meetings of the Contracts Committee of the Board (the “Committee”) (the Approval Meeting, together with such planning discussions and Committee meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Fund management attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in evaluating the Agreements.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Fund. The Trustees also considered the

1 The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

92	PIMCO INTERVAL FUNDS

(Unaudited)

broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on the net asset value of the Fund’s Institutional Class Common Shares and distribution yield, use of leverage, portfolio risk, and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed the Fund based on a number of factors, including fees/expenses, performance, distribution yield, and risk-based factors. Due to the market volatility stemming from the COVID-19 pandemic, the Trustees also requested, received and reviewed summaries updated as of April 30, 2020. They also considered , among other information, performance based on net asset value (both absolute and compared against its Broadridge Performance Universe (as defined below)), investment objective and strategy, portfolio managers, assets under management, outstanding leverage, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below) and trends in estimated profitability to PIMCO from its advisory relationship with the Fund.

With respect to the Subsidiary Agreement, the Trustees considered that the Fund may utilize its Wholly-Owned Subsidiaries to execute its investment strategy, and that PIMCO provides investment advisory and administrative services to the Wholly-Owned Subsidiaries pursuant to the Subsidiary Agreement in the same manner as it does for the Fund under the Investment Management Agreement. The Trustees also considered that, with respect to each Wholly-Owned Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Subsidiary Agreement and that PIMCO’s profitability with respect to the Fund is not impacted as a result of the Subsidiary Agreement. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of the Investment Management Agreement.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Fund, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Fund. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Fund; information regarding the Fund’s use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and

ANNUAL REPORT	JUNE 30, 2020	93

Approval of Investment Management Agreement (Cont.)

staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on the Fund and its portfolio holdings of recent market volatility.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Fund beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and ability to comply with the investment policies of the Fund; the compliance programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Fund; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Fund; and conditions that might affect PIMCO’s ability to provide high-quality services in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Fund. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Fund’s various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees also considered PIMCO’s effective operation and implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions and its oversight of the service providers’ business continuity during this period.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreements, and PIMCO would otherwise be able to continue to provide investment and non-investment services to the Fund of an appropriate extent and quality.

Fee and Expense Information

In assessing the reasonableness of the Fund’s fees and expenses under the Investment Management Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to information about other funds provided by Broadridge Financial Solutions, Inc. (“Broadridge”), including the management fees and other expenses of a smaller sample of comparable funds with different investment advisers identified by Broadridge (its “Broadridge Expense Group”) as well as of a larger sample of comparable funds identified by Broadridge (its “Broadridge Expense Universe”). The total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Comparative fees/expenses reviewed by the Trustees are discussed below. The fee and expense results discussed below

94	PIMCO INTERVAL FUNDS

(Unaudited)

were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees considered that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Group and Broadridge Expense Universe.

The Trustees considered that PIMCO has entered into an expense limitation agreement with the Fund pursuant to which PIMCO has contractually agreed, through November 1, 2020, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s average daily net assets. The Trustees considered that PIMCO is entitled to reimbursement under the Fund’s expense limitation agreement under certain conditions.

To the extent applicable, the Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Fund. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds, exchange traded funds, and listed closed-end funds, there are additional portfolio management challenges in managing interval funds such as the Fund. For example, the Trustees considered that, as an interval fund, the Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, and (iii) changes in leverage, all of which results in more complex portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Fund in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered interval funds; and the impact on PIMCO and expenses associated with the more extensive regulatory and compliance requirements to which the Fund is subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges, and additional services, different pricing structures between interval funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have similar investment objectives and strategies to those of the Fund.

The Trustees also took into account that the Fund pays management fees on assets attributable to types of leverage that it uses (such as reverse repurchase agreements), which increases the amount of management fees payable by the Fund under the Agreement (because the Fund’s fees are calculated based on total managed assets (including assets attributable to reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by the Fund to PIMCO under the Fund’s unitary fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund than under a non-unitary fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why the Fund’s use of leverage continues to be

ANNUAL REPORT	JUNE 30, 2020	95

Approval of Investment Management Agreement (Cont.)

appropriate and in the best interests of the Fund under current market conditions. The Trustees considered that they receive each quarter information from PIMCO regarding the Fund’s use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that the contractual management fee rate for the Fund under its unitary fee arrangement was above the median contractual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. However, in this regard, the Trustees took into account that the Fund’s unitary fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”) and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the applicable Broadridge Expense Group, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees also considered that PIMCO has entered into an expense limitation agreement for the Fund. The Trustees determined that a review of the Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangement has benefited and will continue to benefit common shareholders because it provides an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets, including assets attributable to preferred shares, and other forms of leverage, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Fund’s Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangement generally insulates the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Comparative performance results for the Fund reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding the Fund’s one-year performance based on net asset value, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees considered information provided by Broadridge for the Fund regarding the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund (its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Fund’s comparative yields and risk-adjusted returns. The Independent Trustees recognized that the performance information, including the Broadridge performance information, was as of December 31, 2019, and, as such, did not include the period of extreme market volatility resulting from the COVID-19 pandemic. For this reason, they requested, received, and reviewed more recent performance information from PIMCO as of March 31, 2020.

96	PIMCO INTERVAL FUNDS

(Unaudited)

In addition, it was noted that the Trustees considered matters bearing on the Fund and its advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee). The Trustees considered information from PIMCO regarding the risks undertaken by the Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile.

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for the Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end and interval funds advised by PIMCO, including the Fund (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2019; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2019, and December 31, 2018; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Fund, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds and hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Fund. The Trustees took into account that the Fund does not currently have any breakpoints in its management fees. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Fund and its shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Fund in return for fees paid. The Trustees also considered that the unitary fee arrangement provides inherent economies of scale because the Fund maintains competitive fixed unitary fees even if the Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Fund’s unitary fee arrangement, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangement protects shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

ANNUAL REPORT	JUNE 30, 2020	97

Approval of Investment Management Agreement (Cont.)

(Unaudited)

Fund Performance and Fee/Expense Analysis

With regard to the investment performance of the Fund’s Institutional Class Shares and the fees charged to the Fund, the Board considered the following information. With respect to performance quintile rankings for the Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

With respect to the Fund’s total return performance of its Institutional Class Shares (based on net asset value) relative to its Broadridge Performance Universe, consisting of 36 funds, the Trustees noted that the Fund had fourth quintile performance for the one-year period ended December 31, 2019.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of 17 funds and the Broadridge Expense Universe for the Fund consisted of a total of 35 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to the Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Fund and its shareholders, and should be approved.

98	PIMCO INTERVAL FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	JUNE 30, 2020	99

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

100	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF3001AR_063020

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that James A. Jacobson and Joseph B. Kittredge, Jr., who serve on the Board’s Audit Oversight Committee, qualify as “audit committee financial experts” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson and Mr. Kittredge are “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2020	$ 113,516
	June 30, 2019	$ 58,746

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2020	$ —
	June 30, 2019	$ —

(c)	Fiscal Year Ended	Tax Fees(2)
	June 30, 2020	$ —
	June 30, 2019	$ —

(d)	Fiscal Year Ended	All Other Fees(3)
	June 30, 2020	$ —
	June 30, 2019	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

_________

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2020	June 30, 2019

PIMCO Flexible Credit Income Fund	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	18,842,940	12,402,651

Totals	$18,842,940	$12,402,651

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

T. Matthew Buffington

Sarah E. Cogan

Deborah A. DeCotis

James A. Jacobson

Hans W. Kertess

William B. Ogden, IV

Alan Rappaport

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of August 26, 2020, the following individual has primary responsibility for the day-to-day management of the PIMCO Flexible Credit Income Fund (the “Fund”):

David Hammer

Mr. Hammer has been a portfolio manager of the Fund since August 2015. Mr. Hammer is an executive vice president in the New York office and head of municipal bond portfolio management. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of June 30, 2020, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
David Hammer	22	$8,442.08	4*	$631.07	114	$11,531.65

* Of these Other Pooled Investment Vehicles, 3     account(s) totaling $518.78     million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for both the Fund and other Clients to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other Clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other Clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other Clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other Clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other Clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another Client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of material non-public information (“MNPI”) which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of June 30, 2020, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

●	PIMCO’s pay practices are designed to attract and retain high performers;

●	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

●	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

●	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

●	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

●

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

●	Contributions to mentoring, coaching and/or supervising members of team;

●	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

●	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

●

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

●

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Manager beneficially owned as of June 30, 2020:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2020
David Hammer	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1) Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2) Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3) None.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by the report.

(b) Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 26, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	August 26, 2020